UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23924

StepStone Private Credit Income Fund

(Exact name of registrant as specified in charter)

128 S Tryon St., Suite 1600

Charlotte, NC 28202

(Address of principal executive offices) (Zip code)

Robert W. Long

Chief Executive Officer

StepStone Group Private Wealth LLC

128 S Tryon St., Suite 1600

Charlotte, NC 28202

(Name and address of agent for service)

Registrant's telephone number, including area code: (704) 215-4300

Date of fiscal year end: December 31

Date of reporting period: December 31, 2024

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) The Report to Shareholders is attached herewith.

StepStone Private Credit Income Fund

Consolidated Financial Statements

For the Period June 3, 2024* through December 31, 2024

Annual Report

* The Fund commenced operations on June 3, 2024. See Note 1 in the accompanying notes to consolidated financial statements.

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund or your financial intermediary. You may elect to receive all future reports, including your shareholder reports, in paper free of charge by contacting the Fund at 704-215-4300. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all StepStone Funds.

StepStone Private Credit Income Fund

Table of Contents

For the Period Ended December 31, 2024*

* The Fund commenced operations on June 3, 2024. See Note 1 in the accompanying notes to consolidated financial statements.

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling (704) 215-4300; or through the Fund’s website at https:// www.stepstonegroup.com/what-we-do/solutions-services/private-wealth-solutions/crdex/; or both; and (ii) on the Commission’s website at http://www.sec.gov.

StepStone Private Credit Income Fund

Manager’s Discussion and Analysis of Fund Performance (unaudited)

December 31, 2024

Introduction

StepStone Private Credit Income Fund (“CRDEX” or the “Fund”) is a private credit, direct lending solution that seeks to generate current income and, to a lesser extent, long-term capital appreciation. The Fund launched in June 2024 and maintains a strategy of investing in private credit assets via direct loans, specialty credit, and investment funds. CRDEX offers access to top-tier private credit investments with exposure that varies across sectors, markets, investment partners and borrowers with a focus on managing risk and targeting attractive risk-adjusted returns.

Designed specifically for individual investors and small institutions, CRDEX’s investor-centric structure emphasizes convenience, efficiency and transparency. As an evergreen fund, CRDEX accepts capital daily with low investment minimums while providing liquidity through quarterly share repurchase offers. There are no ongoing capital calls. Investors will receive quarterly dividend distributions, and tax reporting is provided annually via Form 1099.

Investment Activity, Performance1 and Benchmark

As of December 31, 2024, the Fund has invested in 182 positions with 87 borrowers and reached assets under management of $169 million. We are pleased to report that CRDEX (Class I) generated a total return of 4.83% for the seven month period ending December 31, 2024, outpacing the Morningstar LSTA US Leveraged Loan2 and Bloomberg US Aggregate Bond2 indexes, CRDEX’s primary benchmarks, which reported gains of 4.72% and 2.94%, respectively, during the same period.

The Fund deploys capital daily into direct lending and specialty credit strategies primarily through private investments in secured debt securities. Interest income totaled approximately $9.3 million for the period from June 3, 2024 to December 31, 2024, and was the primary driver of the Fund’s total return.

Contributions to the Fund’s performance were led by exposure to direct lending and specialty credit floating rate debt securities. There were no material detractors from the Fund’s performance over the period.

Liquidity and Share Repurchases

We believe CRDEX has ample liquidity to meet its obligations and is well-positioned to execute on investment opportunities in fiscal year 2025. As of December 31, 2024, CRDEX has $51.0 million available to be drawn under its $100.0 million credit facility. The credit facility has an accordion provision to increase up to $350 million.

During fiscal year 2024, CRDEX conducted its quarterly share repurchases, allowing for the repurchase of between 5% and 25% of outstanding shares. These repurchases, completed on a quarterly basis, represented 0.03% or less of shares outstanding in each quarter during the period from June 3, 2024 to December 31, 2024. Over this period, the Fund made two repurchase offers, resulting in 5,108 shares being repurchased for a total of $52,357.

Investment Approach

CRDEX seeks to offer investors access to a broadly diversified private credit strategy focused on senior secured direct lending, using a multi-lender approach, whereby the adviser utilizes a variety of investment partners to source investment opportunities for the Fund.

This commentary reflects the viewpoints of StepStone Group Private Wealth LLC as of December 31, 2024 and is not intended as a forecast or guarantee of future results.

Average Annual Total Returns as of December 31, 20241

Since Inception[3]
StepStone Private Credit Income Fund, Class I	4.83%
StepStone Private Credit Income Fund, Class D	4.83%
StepStone Private Credit Income Fund, Class S	4.83%
StepStone Private Credit Income Fund, Class T	4.79%
Morningstar LSTA US Leveraged Loan Index[2]	4.72%
Bloomberg US Aggregate Bond Index[2]	2.94%

StepStone Private Credit Income Fund

Manager’s Discussion and Analysis of Fund Performance (unaudited) (continued)

December 31, 2024

The chart above represents the hypothetical growth of a $1,000,000 investment in Class I shares. Returns for the Fund's other classes will vary from what is seen above due to differences in fee structures, specifically the distribution and shareholder servicing fees associated with brokers, dealers and certain registered investment advisers and other financial intermediaries.

The performance data quoted herein represents past performance, and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance does not predict future performance.

The Fund’s performance assumes the reinvestment of dividends. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Performance is cumulative and represents the percent change in NAV and assumes reinvestment of all distributions pursuant to the Fund’s distribution reinvestment plan. Total returns shown assume the maximum sales load is deducted from the initial investment.

2 The Morningstar LSTA US Leveraged Loan Index is a market-value weighted index designed to measure the performance of the US leveraged loan market. The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency). Both indices are CRDEX's primary benchmarks.

3 The date of inception for all share classes is June 3, 2024.

Ernst & Young LLP One Manhattan West New York, NY 10001-8604	Tel: +1 212 773 3000 ey.com

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of StepStone Private Credit Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of StepStone Private Credit Income Fund (the “Fund”), including the consolidated schedule of investments, as of December 31, 2024, and the related consolidated statements of operations, changes in net assets and cash flows for the period from June 3, 2024 (commencement of operations) through December 31, 2024, the consolidated financial highlights for the period from June 3, 2024 (commencement of operations) through December 31, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at December 31, 2024, and the consolidated results of its operations, the consolidated changes in its net assets, its consolidated cash flows, and its consolidated financial highlights for the period from June 3, 2024 (commencement of operations) through December 31, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, syndication agents and underlying investees; when replies were not received from the syndication agents and underlying investees, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the StepStone Group LP investment companies since 2020.

New York, New York

February 28, 2025

A member firm of Ernst & Young Global Limited

StepStone Private Credit Income Fund

Consolidated Schedule of Investments

December 31, 2024

Investments	Investment Type	Interest Rate	Reference Rate	Spread	Maturity Date	Principal Amount	Cost	Fair Value	Footnotes
Direct Lending - Non-Controlled/Non-Affiliated - 101.3% of NAV
Senior Secured Loans - North America - 98.6% of NAV									1,2,3,4,5
Alkeme Intermediary Holdings, LLC	Delayed Draw	10.08%	3M SOFR	5.75%	10/28/2026	$1,995,675	$1,965,176	$1,972,893	6,7,12
Allworth Financial Group, L.P.	Delayed Draw	9.36%	1M SOFR	5.00%	12/23/2027	3,823,322	71,687	71,686	6,8,12
Allworth Financial Group, L.P.	Revolver	0.50%	3M SOFR		12/23/2027	176,678	(827)	(714)	6,8,9,12
AmerCareRoyal, LLC	First Lien Term Loan	9.36%	3M SOFR	5.00%	6/9/2031	2,602,410	2,576,457	2,584,920	6,7,12
AmerCareRoyal, LLC	Delayed Draw	9.36%	3M SOFR	5.00%	10/9/2030	414,458	410,417	413,735	6,12
AmerCareRoyal, LLC	Delayed Draw	1.00%	3M SOFR		10/9/2030	597,590	—	—	6,8,12
AmerCareRoyal, LLC	Revolver	9.35%	3M SOFR	5.00%	6/9/2031	385,542	319,062	320,300	6,8,12
Any Hour LLC	First Lien Term Loan	9.33%	3M SOFR	5.00%	5/23/2030	2,360,433	2,321,638	2,324,234	6,7,10
Any Hour LLC	Delayed Draw	9.33%	3M SOFR	5.00%	5/23/2030	692,305	61,496	61,748	6,8,10
Any Hour LLC	Revolver	9.40%	3M SOFR	5.00%	5/23/2030	346,320	161,514	160,923	6,8,10
Apex Service Partners, LLC	Delayed Draw	9.51%	3M SOFR	5.00%	10/24/2030	292,612	289,020	289,831	6,7,12
Apex Service Partners, LLC	First Lien Term Loan	9.51%	3M SOFR	5.00%	10/24/2030	1,229,412	1,214,318	1,217,729	6,7,12
Apex Service Partners, LLC	Delayed Draw	9.50%	3M SOFR	5.00%	10/24/2030	2,163,687	612,720	617,622	6,8,12
Apex Service Partners, LLC	Revolver	9.51%	3M SOFR	5.00%	10/24/2029	96,927	64,972	64,989	6,8,12
Argano LLC	First Lien Term Loan	10.15%	3M SOFR	5.75%	9/13/2029	3,180,435	3,126,937	3,133,534	6,7,12
Argano LLC	Delayed Draw	1.00%	3M SOFR		9/13/2029	695,652	(3,272)	(3,336)	6,8,9,12
Argano LLC	Revolver	0.50%	3M SOFR		9/13/2029	115,942	(1,635)	(1,710)	6,8,9,12
Ari Network Services, Inc.	First Lien Term Loan	9.36%	1M SOFR	5.00%	8/28/2026	1,143,625	1,128,187	1,131,583	6,7,11
ASP Global Holdings, LLC	First Lien Term Loan	9.61%	3M SOFR	5.25%	7/31/2029	2,075,015	2,050,336	2,057,128	6,7,12
ASP Global Holdings, LLC	Delayed Draw	9.61%	3M SOFR	5.25%	7/31/2029	859,835	603,956	606,071	6,8,12
ASP Global Holdings, LLC	Revolver	10.03%	1M SOFR	5.05%	7/31/2029	258,412	83,752	86,137	6,8,12
Aviation Technical Services, Inc.	First Lien Term Loan	10.41%	3M SOFR	5.75%	12/7/2029	1,330,000	1,317,287	1,320,754	6,7,12
Aviation Technical Services, Inc.	Revolver	0.50%	3M SOFR		12/7/2029	166,667	(1,157)	(1,159)	6,8,9,12
Axis Portable Air, LLC	Delayed Draw	10.23%	3M SOFR	5.75%	3/22/2028	1,291,826	587,811	590,888	6,8,16
Axis Portable Air, LLC	Revolver	0.50%	3M SOFR		3/22/2028	387,997	(2,634)	(1,735)	6,8,9,16
BCI Burke Holding Corp.	First Lien Term Loan	10.08%	3M SOFR	5.75%	12/14/2027	3,077,518	3,046,714	3,051,804	6,7,12
BCI Burke Holding Corp.	Delayed Draw	1.00%	3M SOFR		12/14/2027	838,634	(7,795)	(7,007)	6,8,9,12

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

Investments	Investment Type	Interest Rate	Reference Rate	Spread	Maturity Date	Principal Amount	Cost	Fair Value	Footnotes
Direct Lending - Non-Controlled/Non-Affiliated (continued)
Senior Secured Loans - North America (continued)
Berlin Rosen Acquisition, LLC.	First Lien Term Loan	10.15%	3M SOFR	5.50%	1/14/2027	$1,166,595	$1,153,429	$1,155,062	6,7,12
Berlin Rosen Acquisition, LLC	First Lien Term Loan	10.15%	3M SOFR	5.50%	1/14/2027	2,251,297	2,226,030	2,229,041	6,7,12
Berlin Rosen Acquisition, LLC	Revolver	9.96%	3M SOFR	5.50%	1/14/2027	576,465	377,867	379,841	6,8,12
Big Top Holdings, LLC	First Lien Term Loan	10.11%	3M SOFR	5.75%	1/3/2030	810,903	795,832	796,369	6,7,12
Big Top Holdings, LLC	Revolver	0.50%	3M SOFR		1/3/2030	25,000	(455)	(448)	6,8,9,12
Brightmore Brands LLC	First Lien Term Loan	14.05%	3M SOFR	9.46%	10/9/2029	3,330,028	3,282,166	3,284,537	6,7,14
Campany Roofing Maintenance, LLC	Delayed Draw	11.21%	1M SOFR	6.75%	11/27/2028	1,657,828	1,632,544	1,636,241	6,7,14
CARDS Acquisition, Inc.	First Lien Term Loan	9.58%	3M SOFR	5.25%	12/8/2029	2,255,217	2,228,280	2,233,892	6,7,12
CARDS Acquisition, Inc.	Delayed Draw	1.00%	3M SOFR		12/8/2029	1,304,348	(12,115)	(12,334)	6,8,9,12
CARDS Acquisition, Inc.	Revolver	9.65%	3M SOFR	5.25%	12/8/2029	434,783	274,630	274,584	6,8,12
Carnegie Dartlet, LLC	First Lien Term Loan	9.86%	3M SOFR	5.50%	7/2/2030	168,626	166,313	164,487	6,7,12
Carnegie Dartlet, LLC	Delayed Draw	0.50%	3M SOFR		7/2/2030	60,000	(250)	(857)	6,8,9,12
Carnegie Dartlet, LLC	Revolver	10.05%	3M SOFR	5.50%	7/2/2030	20,000	1,191	709	6,8,12
Cerity Partners Equity Holding LLC	Delayed Draw	9.57%	3M SOFR	5.25%	7/28/2029	3,589,744	1,594,759	1,598,982	6,8,11
Cerity Partners Equity Holding LLC	Revolver	0.50%	3M SOFR		7/28/2028	410,256	(917)	(435)	6,8,9,12
CMG Holding Co, LLC	First Lien Term Loan	9.52%	3M SOFR	5.00%	11/26/2030	1,833,407	1,824,351	1,825,486	6,7,12
CMG Holding Co, LLC	Delayed Draw	1.00%	3M SOFR		11/26/2030	1,833,407	2,745	(1,703)	6,8,9,12
CMG Holding Co, LLC	Revolver	0.50%	3M SOFR		11/26/2030	275,011	412	(255)	6,8,9,12
CSG Buyer, Inc.	First Lien Term Loan	10.59%	3M SOFR	6.00%	7/29/2029	2,356,579	2,323,080	2,327,904	6,7,12
CSG Buyer, Inc.	Delayed Draw	1.00%	3M SOFR		7/29/2029	473,684	(1,086)	(8,223)	6,8,9,12
CSG Buyer, Inc.	Revolver	0.50%	3M SOFR		7/29/2029	157,895	(2,896)	(4,378)	6,8,9,12
Danforth Global, Inc.	Delayed Draw	9.88%	3M SOFR	5.25%	9/12/2027	9,402	9,272	9,313	6,12
Danforth Global, Inc.	Delayed Draw	9.88%	3M SOFR	5.25%	9/12/2027	170,732	168,388	169,132	6,7,12
Danforth Global, Inc.	First Lien Term Loan	9.77%	3M SOFR	5.25%	9/12/2027	2,149,067	2,115,821	2,120,293	6,7,12
Danforth Global, Inc.	First Lien Term Loan	9.76%	3M SOFR	5.25%	9/12/2027	1,496,250	1,470,796	1,467,409	6,7,12
Danforth Global, Inc.	Delayed Draw	9.78%	3M SOFR	5.25%	9/12/2027	159,700	157,539	158,999	6,12
Dealer Services Network, LLC	First Lien Term Loan	10.34%	3M SOFR	5.75%	9/2/2027	2,928,035	2,902,195	2,916,494	6,7,12

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

Investments	Investment Type	Interest Rate	Reference Rate	Spread	Maturity Date	Principal Amount	Cost	Fair Value	Footnotes
Direct Lending - Non-Controlled/Non-Affiliated (continued)
Senior Secured Loans - North America (continued)
Dentive, LLC	Delayed Draw	11.35%	3M SOFR	6.75%	12/22/2028	$747,715	$738,976	$739,694	6,7,11
Dentive, LLC	First Lien Term Loan	11.08%	3M SOFR	6.75%	12/22/2028	1,505,161	1,483,772	1,489,015	6,7,11
Dentive, LLC	Revolver	11.18%	3M SOFR	6.75%	12/22/2028	235,688	115,146	115,316	6,8,11
ESCP DTFS INC.	First Lien Term Loan	10.09%	3M SOFR	5.50%	9/28/2029	3,990,000	3,961,157	3,961,233	6,7,12
EvAl Home Health Solutions Intermediate, L.L.C.	First Lien Term Loan	10.11%	3M SOFR	5.75%	10/5/2030	534,113	526,557	527,033	6,7,12
EvAl Home Health Solutions Intermediate, L.L.C.	Revolver	0.50%	3M SOFR		10/5/2030	20,000	(279)	(265)	6,8,9,12
Everbridge Holdings, LLC	First Lien Term Loan	9.59%	3M SOFR	5.00%	2/7/2031	1,851,852	1,843,044	1,842,731	6,7,11
Everbridge Holdings, LLC	Delayed Draw	9.59%	3M SOFR	5.00%	2/7/2031	462,963	180,393	180,377	6,8,11
Everbridge Holdings, LLC	Revolver	0.50%	3M SOFR		2/7/2031	185,185	(862)	(912)	6,8,9,11
First Legal Buyer, Inc.	First Lien Term Loan	9.58%	3M SOFR	5.25%	1/7/2031	1,702,006	1,689,804	1,689,696	6,7,12
First Legal Buyer, Inc.	Delayed Draw	0.75%	3M SOFR		1/7/2031	620,463	(2,173)	(2,106)	6,8,9,12
First Legal Buyer, Inc.	Revolver	0.50%	3M SOFR		1/7/2030	310,231	(2,166)	(2,244)	6,8,9,12
GHA Buyer, Inc.	Delayed Draw	9.83%	3M SOFR	5.50%	6/24/2026	51,950	51,523	51,691	6,7,12
GHA Buyer, Inc.	First Lien Term Loan	9.83%	3M SOFR	5.50%	6/24/2026	1,102,455	1,093,382	1,096,933	6,7,12
GHA Buyer, Inc.	Revolver	0.50%	3M SOFR		6/24/2026	89,941	(506)	(448)	6,8,9,12
Gold Medal Holdings, Inc.	First Lien Term Loan	10.08%	3M SOFR	5.75%	3/17/2027	1,611,075	1,611,075	1,611,073	6,7,12
Gold Medal Holdings, Inc.	Delayed Draw	1.00%	3M SOFR		3/17/2027	380,711	—	(1,539)	6,8,9,12
Hec Purchaser Corp.	First Lien Term Loan	9.75%	3M SOFR	5.50%	6/17/2029	2,228,385	2,197,688	2,225,080	6,7,12
Hec Purchaser Corp.	Revolver	0.50%	3M SOFR		6/17/2029	260,417	(3,519)	(386)	6,8,9,12
Heritage Foodservice Investment, LLC	First Lien Term Loan	10.17%	3M SOFR	5.50%	1/8/2030	1,558,958	1,540,362	1,537,286	6,7,12
Heritage Foodservice Investment, LLC	Delayed Draw	1.00%	3M SOFR		1/8/2030	1,606,966	(9,393)	(11,875)	6,8,9,12
Heritage Foodservice Investment, LLC	Revolver	0.50%	3M SOFR		1/8/2030	200,871	(2,347)	(2,789)	6,8,9,12
IEQ Capital, LLC	Delayed Draw	9.04%	3M SOFR	4.75%	12/22/2028	2,497,432	1,019,828	1,016,607	6,7,8,11
Improving Acquisition, LLC	First Lien Term Loan	11.05%	6M SOFR	6.50%	7/26/2027	1,737,285	1,704,685	1,704,613	6,7,12
Integrated Power Services Holdings, Inc.	First Lien Term Loan	8.97%	1M SOFR	4.50%	11/22/2028	3,989,950	3,959,993	3,972,477	6,7
Integrity Marketing Acquisition, LLC	First Lien Term Loan	9.51%	3M SOFR	5.00%	8/25/2028	3,990,000	3,973,256	3,990,000	6,7,11

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

Investments	Investment Type	Interest Rate	Reference Rate	Spread	Maturity Date	Principal Amount	Cost	Fair Value	Footnotes
Direct Lending - Non-Controlled/Non-Affiliated (continued)
Senior Secured Loans - North America (continued)
Iodine Software, LLC	Delayed Draw	9.82%	1M SOFR	5.25%	5/31/2027	$684,690	$684,690	$684,690	6,7,12
Iodine Software, LLC	First Lien Term Loan	9.82%	1M SOFR	5.25%	5/31/2027	469,514	469,514	469,513	6,7,12
Iodine Software, LLC	Revolver	0.50%	3M SOFR		5/19/2027	96,922	—	—	6,8,9,12
KabaFusion Parent LLC	First Lien Term Loan	9.60%	1M SOFR	5.00%	11/24/2031	2,850,030	2,835,790	2,839,545	6,7,11
KabaFusion Parent LLC	Revolver	0.50%	3M SOFR		11/24/2031	356,254	(1,776)	(1,311)	6,8,9,11
Kelso Industries LLC	First Lien Term Loan	10.09%	1M SOFR	5.75%	12/26/2029	4,127,625	4,086,349	4,065,711	6,7,12
Kelso Industries LLC	Delayed Draw	1.00%	1M SOFR		12/26/2029	1,587,548	15,875	(23,813)	6,8,9,12
Kite Bidco Inc.	Delayed Draw	—%	3M SOFR		11/19/2031	661,257	(4,904)	(4,959)	6,7,8,9
Kite Bidco Inc.	First Lien Term Loan	9.43%	3M SOFR	5.00%	11/19/2031	2,645,028	2,605,682	2,605,353	6,7
KL Stockton Intermediate II, LLC	First Lien Term Loan	13.00%	3M SOFR	5.25%	5/23/2031	634,631	643,863	621,529	10,18
LeadVenture Inc.	Delayed Draw	9.57%	1M SOFR	5.00%	8/28/2026	99,772	98,362	98,722	6,7,11
LeadVenture Inc.	Delayed Draw	9.36%	1M SOFR	5.00%	8/28/2026	2,151,845	656,778	662,186	6,8,11
LeadVenture Inc.	Revolver	9.57%	1M SOFR	5.00%	8/28/2026	344,828	146,217	146,504	6,8,11
Life Science Intermediate Holdings, LLC	Delayed Draw	9.96%	3M SOFR	5.50%	10/6/2027	2,496,045	1,251,242	1,254,332	6,8,12
Lighthouse Technologies Holding Corp	First Lien Term Loan	9.48%	3M SOFR	5.00%	4/30/2027	3,979,003	3,959,899	3,971,857	6,7,12
Minds Buyer, LLC	First Lien Term Loan	9.58%	3M SOFR	5.25%	3/5/2029	2,843,750	2,822,868	2,827,352	6,7,12
Minds Buyer, LLC	Revolver	0.50%	3M SOFR		10/29/2030	156,250	(1,138)	(901)	6,8,9,12
MKD Electric, LLC	First Lien Term Loan	10.15%	3M SOFR	5.50%	5/31/2029	2,015,103	1,978,387	1,977,087	6,7,13
MKD Electric, LLC	Revolver	10.06%	3M SOFR	5.50%	5/31/2029	479,846	159,390	158,894	6,8,13
Model N, Inc.	First Lien Term Loan	9.64%	3M SOFR	5.00%	6/27/2031	1,899,385	1,881,262	1,880,439	6,7,11
Model N, Inc.	Delayed Draw	0.50%	3M SOFR		6/27/2031	388,601	(1,811)	(1,891)	6,8,9,11
Model N, Inc.	Revolver	0.50%	3M SOFR		6/27/2031	207,254	(1,932)	(2,067)	6,8,9,11
MoreGroup Holdings, Inc.	First Lien Term Loan	9.58%	3M SOFR	5.25%	1/16/2030	1,488,750	1,468,467	1,468,296	6,7,12
NMI Acquisitionco, Inc.	Delayed Draw	9.46%	1M SOFR	5.00%	6/9/2028	384,822	379,692	378,011	6,7,11
NMI Acquisitionco, Inc.	First Lien Term Loan	9.46%	1M SOFR	5.00%	6/9/2028	748,583	738,590	735,333	6,7,11
NMI Acquisitionco, Inc.	Revolver	0.50%	3M SOFR		6/9/2028	110,767	(1,151)	(1,961)	6,8,9,12

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

Investments	Investment Type	Interest Rate	Reference Rate	Spread	Maturity Date	Principal Amount	Cost	Fair Value	Footnotes
Direct Lending - Non-Controlled/Non-Affiliated (continued)
Senior Secured Loans - North America (continued)
Obra Capital, Inc.	First Lien Term Loan	11.97%	3M SOFR	7.50%	6/21/2029	$2,500,000	$2,453,850	$2,453,115	6,7,12
Optimizely North America Inc.	First Lien Term Loan	9.36%	1M SOFR	5.00%	10/30/2031	3,648,000	3,612,148	3,610,279	6,7,11
Optimizely North America Inc.	Revolver	0.50%	3M SOFR		10/30/2031	352,000	(3,436)	(3,640)	6,8,9,11
Owl Cyber Defense Solutions, LLC	First Lien Term Loan	10.11%	1M SOFR	5.75%	11/9/2029	2,137,573	2,117,139	2,124,197	6,7,12
Owl Cyber Defense Solutions, LLC	Revolver	0.50%	1M SOFR		11/9/2029	315,137	(2,961)	(1,972)	6,8,9,12
PAG Holding Corp.	First Lien Term Loan	9.58%	3M SOFR	5.25%	12/21/2029	3,598,555	3,554,404	3,565,807	6,7,12
PAG Holding Corp.	Revolver	11.75%	3M SOFR	4.25%	12/21/2029	392,426	74,726	78,485	6,8,12
PCS Midco, Inc.	First Lien Term Loan	10.08%	3M SOFR	5.75%	1/3/2030	607,892	597,307	599,718	6,7,12
PCS Midco, Inc.	Delayed Draw	10.34%	3M SOFR	5.75%	1/3/2030	6,239	2,960	2,993	6,8,12
PCS Midco, Inc	Revolver	10.08%	3M SOFR	5.75%	1/3/2030	6,250	1,008	1,010	6,8,12
Pharmalogic Holdings Corp	First Lien Term Loan	9.57%	3M SOFR	5.00%	6/21/2030	2,948,912	2,907,201	2,907,361	6,7,12
Pharmalogic Holdings Corp	Delayed Draw	1.00%	3M SOFR		6/21/2030	1,036,269	(7,165)	(6,644)	6,8,9,12
PK Purchaser LLC	First Lien Term Loan	9.62%	3M SOFR	5.00%	9/19/2029	4,000,000	3,961,758	3,963,550	6,7,12
PMA Parent Holdings, LLC	Revolver	0.38%	3M SOFR		1/31/2031	104,500	(1,014)	(1,456)	6,7,8,9,11
PMA Parent Holdings, LLC	First Lien Term Loan	9.58%	3M SOFR	5.25%	1/31/2031	1,395,500	1,381,832	1,376,059	6,7,11
Point Quest Acquisition, LLC	Delayed Draw	10.08%	3M SOFR	5.50%	11/14/2031	2,288,137	1,418,428	1,434,308	6,8,12
Point Quest Acquisition, LLC	Revolver	10.17%	3M SOFR	5.50%	8/14/2028	211,864	18,482	18,693	6,8,12
PPW Aero Buyer, Inc.	Delayed Draw	10.12%	3M SOFR	5.50%	2/15/2029	480,722	476,816	478,286	6,12
PPW Aero Buyer, Inc.	Delayed Draw	1.00%	3M SOFR		2/15/2029	766,980	(5,851)	(3,857)	6,8,9,12
Puris, LLC	First Lien Term Loan	10.07%	3M SOFR	5.75%	6/30/2031	2,803,133	2,763,139	2,746,758	6,7,12
RBFD Buyer, LLC	First Lien Term Loan	9.57%	3M SOFR	5.00%	9/12/2030	1,852,774	1,829,328	1,829,151	6,12
RBFD Buyer, LLC	First Lien Term Loan	9.57%	3M SOFR	5.00%	9/12/2030	794,046	783,998	783,922	6,7,12
RBFD Buyer, LLC	Delayed Draw	1.00%	3M SOFR		9/12/2030	1,082,544	(6,831)	(6,901)	6,8,9,12
RBFD Buyer, LLC	Revolver	0.50%	3M SOFR		9/12/2030	270,636	(3,415)	(3,451)	6,8,9,12
Recipe Acquisition.	First Lien Term Loan	9.33%	3M SOFR	5.00%	7/31/2031	2,579,059	2,560,077	2,562,644	6,7,12
Recipe Acquisition.	Delayed Draw	1.00%	3M SOFR		7/31/2031	728,316	1	(770)	6,8,9,12
Recipe Acquisition Corp.	Revolver	9.48%	3M SOFR	5.00%	7/31/2031	291,326	67,156	66,703	6,8,12

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

Investments	Investment Type	Interest Rate	Reference Rate	Spread	Maturity Date	Principal Amount	Cost	Fair Value	Footnotes
Direct Lending - Non-Controlled/Non-Affiliated (continued)
Senior Secured Loans - North America (continued)
Rocket Bidco, Inc.	First Lien Term Loan	10.32%	3M SOFR	5.75%	1/11/2030	$3,750,000	$3,679,466	$3,673,801	6,7,12
Rushmore Investment III LLC	First Lien Term Loan	9.34%	3M SOFR	5.00%	10/18/2030	3,976,234	3,928,815	3,933,528	6,7,12
SageBrush Buyer, LLC	First Lien Term Loan	9.36%	3M SOFR	5.00%	1/7/2030	2,063,362	2,032,723	2,020,797	6,7,12
SageBrush Buyer, LLC	Revolver	0.50%	3M SOFR		1/7/2030	258,621	(3,610)	(5,340)	6,8,9,12
Salute Mission Critical, LLC	First Lien Term Loan	9.36%	3M SOFR	5.00%	12/31/2049	2,652,706	2,626,189	2,625,710	6,7,12
Salute Mission Critical, LLC	Delayed Draw	1.00%	3M SOFR		11/30/2029	1,119,167	(2,772)	(2,917)	6,8,9,12
Salute Mission Critical, LLC	Revolver	0.50%	3M SOFR		11/30/2029	223,832	(2,219)	(2,278)	6,8,9,12
Sigma Defense Systems LLC	First Lien Term Loan	11.23%	3M SOFR	6.75%	12/18/2027	591,931	581,176	580,977	6,7,12
Sigma Defense Systems LLC	Revolver	0.50%	3M SOFR		12/18/2027	25,000	(445)	(463)	6,8,9,12
Sonny's Enterprises, LLC	Delayed Draw	10.24%	3M SOFR	5.50%	5/8/2028	149,970	10,879	10,970	6,8,12
Synchronoss Technologies, Inc.	First Lien Term Loan	9.93%	3M SOFR	5.50%	6/28/2028	1,975,000	1,873,775	1,878,121	6,7,17
Thames Technology Holdings, Inc.	First Lien Term Loan	10.34%	3M SOFR	5.75%	8/31/2029	1,760,046	1,731,108	1,703,475	6,7,12
Thrive Buyer, Inc.	Delayed Draw	10.75%	3M SOFR	6.00%	1/22/2027	491,385	492,404	492,550	6,7,12
Thrive Buyer, Inc.	First Lien Term Loan	10.48%	3M SOFR	6.00%	1/22/2027	655,560	655,215	657,114	6,7,12
Thrive Buyer, Inc.	Revolver	11.49%	3M SOFR	5.50%	1/22/2027	97,122	64,947	64,978	6,8,12
TPC US Parent, LLC	First Lien Term Loan	10.49%	3M SOFR	5.75%	11/22/2025	248,125	245,699	245,352	6,7
Tvg Shelby Buyer, Inc.	First Lien Term Loan	9.83%	3M SOFR	5.50%	3/27/2028	829,167	816,148	818,039	6,7,12
Tvg Shelby Buyer, Inc.	Delayed Draw	1.00%	3M SOFR		3/27/2028	833,333	(3,559)	(4,716)	6,8,9,12
Tvg Shelby Buyer, Inc.	Revolver	0.50%	3M SOFR		3/27/2028	83,333	(1,068)	(1,189)	6,8,9,12
USIC Holdings, Inc.	First Lien Term Loan	10.09%	3M SOFR	5.50%	10/9/2031	3,371,998	3,352,912	3,355,317	6,7,11
USIC Holdings, Inc.	Delayed Draw	10.09%	3M SOFR	5.50%	10/9/2031	198,838	13,007	13,047	6,8,11
USIC Holdings, Inc.	Revolver	9.84%	3M SOFR	5.25%	10/9/2031	429,163	95,719	96,008	6,8,11
Vacation Rental Brands, LLC	First Lien Term Loan	9.58%	3M SOFR	5.25%	6/9/2031	1,787,951	1,757,449	1,766,298	6,7,12
Vacation Rental Brands, LLC	Delayed Draw	10.04%	3M SOFR	5.49%	6/9/2031	460,911	367,750	371,706	6,8,12
Vacation Rental Brands, LLC	Revolver	9.58%	3M SOFR	5.25%	6/9/2031	204,849	58,517	58,976	6,8,12
Vensure Employer Services, Inc.	First Lien Term Loan	9.34%	3M SOFR	5.00%	9/27/2031	196,757	194,897	194,841	6,10
Vensure Employer Services, Inc.	First Lien Term Loan	9.34%	3M SOFR	5.00%	9/27/2031	3,115,479	3,086,243	3,085,149	6,7,10

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

Investments	Investment Type	Interest Rate	Reference Rate	Spread	Maturity Date	Principal Amount	Cost	Fair Value	Footnotes
Direct Lending - Non-Controlled/Non-Affiliated (continued)
Senior Secured Loans - North America (continued)
Vensure Employer Servicesaaw, Inc.	Delayed Draw	0.50%	3M SOFR		9/27/2031	$687,764	$(2,931)	$(3,252)	6,8,9,10
Vertex Service Partners, LLC	Delayed Draw	9.50%	3M SOFR	5.00%	8/11/2030	1,471,421	23,834	25,097	6,8,11
VITAL PURCHASER, LLC	First Lien Term Loan	9.83%	3M SOFR	5.50%	7/8/2030	1,831,410	1,791,947	1,796,551	6,7,12
VITAL PURCHASER, LLC	Revolver	0.50%	3M SOFR		7/8/2030	164,000	(2,300)	(3,114)	6,8,9,12
VRC Companies, LLC	First Lien Term Loan	10.35%	3M SOFR	5.50%	6/29/2027	3,959,029	3,948,786	3,959,029	6,7,12
Worldwide Insurance Network, LLC	First Lien Term Loan	10.22%	3M SOFR	5.70%	5/28/2030	831,051	823,285	825,617	6,7,11
Worldwide Insurance Network, LLC	Delayed Draw	10.32%	3M SOFR	5.81%	5/28/2030	663,612	240,766	242,792	6,8,11
Total Direct Lending - Senior Secured Loans - North America							$166,251,496	$166,366,651

Investments	Investment Type	Maturity Date	Principal Amount	Cost	Fair Value	Footnotes
Direct Lending - Non-Controlled/Non-Affiliated (continued)
Collateralized Loan Obligations - North America - 2.7% of NAV						1,2,3,6
Birch Grove CLO 10 Ltd.	Subordinated Notes	1/22/2038	$1,500,000	$1,500,000	$1,502,672
Birch Grove CLO Ltd.	Subordinated Notes	7/17/2037	1,391,250	972,553	992,975
CIFC Funding 2024-V, Ltd.	Subordinated Notes	1/22/2038	2,286,600	1,997,690	1,997,690
Total Direct Lending - Collateralized Loan Obligations - North America				$4,470,243	$4,493,337
Total Direct Lending				$170,721,739	$170,859,988

Investments	Acquisition Date	Cost	Fair Value	Footnotes
Specialty Credit - Non-Controlled/Non-Affiliated - 24.2% of NAV
Investment Funds - North America - 5.3% of NAV				1,19,20
Carlyle Santiago Aggregator, L.P.	8/23/2024	$4,000,000	$3,908,903	21
Castlelake Consumer Receivables Opportunity III, L.P	6/12/2024	2,918,142	2,992,741	8,21
Castlelake Consumer Receivables Opportunity IV, L.P.	11/12/2024	2,138,189	2,027,164	8,21
Total Specialty Credit - Investment Funds - North America		$9,056,331	$8,928,808

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

Investments	Investment Type	Interest Rate	Reference Rate	Spread	Maturity Date	Principal Amount	Cost	Fair Value	Footnotes
Specialty Credit - Non-Controlled/Non-Affiliated (continued)
Private Lending - North America - 18.9% of NAV									1,2,3,6
CLP Issuer III, LLC	Revolver	13.73%	N/A		10/25/2025	$4,000,000	$3,952,950	$3,960,914	4,8,22
Fortiva Retail Credit Master Note Business Trust	Bond	9.46%	N/A		3/15/2028	2,000,000	1,995,000	2,000,000	22
Fortiva Retail Credit Master Note Business Trust	Bond	12.09%	N/A		3/15/2028	2,000,000	1,995,000	2,000,000	22
Health Plan One, Inc.	First Lien Term Loan	12.03%	1M SOFR	7.50%	9/19/2027	4,000,000	3,972,308	3,976,007	4,5
Heights Financing I	Revolver	14.17%	1M SOFR	9.50%	10/31/2026	4,000,000	3,582,452	3,582,793	5,8
Heights Financing II	Revolver	13.05%	1M SOFR	9.50%	10/31/2026	4,000,000	2,841,840	2,853,091	4,5,8
Identity Automation, LP.	Delayed Draw	14.52%	1M SOFR	10.00%	6/9/2026	3,915,096	3,685,909	3,684,499	4,5,8
Klover Receivables SPV I, LLC	Revolver	16.75%	N/A		7/31/2026	3,911,741	3,369,127	3,381,878	4,8,22
Mission Lane Credit Card Master Trust JPM	Revolver	13.05%	1M SOFR	9.00%	12/12/2025	1,233,823	368,101	369,605	5,8
Mission Lane Credit Card Master Trust Barclays	Revolver	12.80%	1M SOFR	8.75%	12/12/2025	2,766,177	428,416	435,297	5,8
Shoreditch No. 1 LP.	Revolver	14.32%	N/A		5/31/2025	4,000,000	1,323,971	1,328,795	4,8,22
Smartpay SPV LLC	Revolver	11.50%	N/A		10/25/2025	4,000,000	1,593,903	1,603,756	4,8,22
Upgrade Warehouse	Revolver	11.77%	1M SOFR	7.25%	2/23/2026	4,000,000	2,724,050	2,725,274	4,5,8
Total Specialty Credit - Private Lending - North America							$31,833,027	$31,901,909
Total Specialty Credit							$40,889,358	$40,830,717
Total Investments - 125.5% of NAV							$211,611,097	$211,690,705
Cash Equivalents and Restricted Cash Equivalents - 4.3% of NAV
UMB Bank Money Market Special II, 4.19% ($7,242,200 principal)								$7,242,200	23
Total Cash Equivalents and Restricted Cash Equivalents								$7,242,200
Liabilities Less Other Assets - (29.8)% of NAV								$(50,199,885)
Net Assets - 100.0%								$168,733,020

1	Geographic region generally reflects the location of the investment manager for Investment Funds and headquarters for debt investments.
2	Fair value was determined using significant unobservable inputs.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

3	Investment is generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act of 1933, as amended. Investment is a Level 3 asset unless otherwise indicated.
4	Senior secured debt investment.
5	Investments bear interest at rates that may be determined by reference to Secured Overnight Financing Rate (“SOFR”), which generally resets periodically. For each such investment, the Fund has provided the spread over SOFR and the current contractual interest rate in effect at December 31, 2024. The interest rate disclosed is based on the reference rate as of the last reset date which may differ from the reference rate as of December 31, 2024. As of December 31, 2024, effective rates for 1 Month SOFR, 3 Month SOFR, and 6 Month SOFR are 4.528%, 4.692%, and 5.028%, respectively. For portfolio companies with multiple interest rate contracts, the interest rate shown is a weighted average current interest rate in effect as of December 31, 2024. Certain investments are subject to a SOFR floor and have been provided.
6	Income producing debt investment that pays all interest in cash.
7	Security is held by CRDEX LLC and designated as collateral for future borrowings on the JPMorgan Chase Bank, N.A. credit facility.
8	Investment has undrawn commitments. For private credit investments, unamortized fees are classified as unearned income which reduces cost basis and may result in a negative cost basis. A negative fair value may result from the unfunded commitment being valued below par. The private credit investment may be subject to an undrawn commitment fee.
9	Unfunded position. Interest reflects the unfunded commitment fee rate.
10	Interest rate on funded balance is subject to a floor of 0.50%.
11	Interest rate on funded balance is subject to a floor of 0.75%.
12	Interest rate on funded balance is subject to a floor of 1.00%.
13	Interest rate on funded balance is subject to a floor of 1.25%.
14	Interest rate on funded balance is subject to a floor of 1.50%.
15	Interest rate on funded balance is subject to a floor of 1.75%.
16	Interest rate on funded balance is subject to a floor of 2.00%.
17	Interest rate on funded balance is subject to a floor of 2.50%.
18	Principal includes accumulated payment in kind (“PIK”) interest and is net of repayments, if any.
19	Investment Funds do not allow redemptions or withdrawals except at discretion of their general partner, manager or advisor and the final distribution date is not known, except where noted.
20	Investment Funds are generally issued in private placement transactions and generally have contractual restrictions on resale. There are no circumstances that could cause a lapse in the restriction to resale. Each investment may have been purchased on various dates and for different amounts. Total fair value of restricted investments as of December 31, 2024 was $8.9 million or 5.3% of net assets. There are no circumstances that could cause a lapse in the restriction to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under acquisition date as shown in the Consolidated Schedule of Investments.
21	Investment is non-income producing.
22	Interest rate is fixed.
23	The rate reported is the 7-day effective yield at the period end.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Schedule of Investments (continued)

December 31, 2024

Summary of Investments by Strategy (as a percentage of total investments)
Direct Lending	80.7%
Specialty Credit	19.3%
Total Investments	100.0%

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Statement of Assets and Liabilities

December 31, 2024

Assets
Non-controlled/non-affiliated investments, at fair value (cost $211,611,097)	$211,690,705
Cash equivalents and restricted cash equivalents	7,242,200
Cash and restricted cash	163,613
Receivable for fund shares sold	1,082,979
Interest receivable	932,981
Receivable from unsettled transactions	698,744
Due from Adviser	305,985
Deferred offering costs	201,962
Prepaid expenses	13,162
Total Assets	222,332,331

Liabilities
Revolving credit facility	49,000,000
Less deferred debt issuance costs	(1,486,143)
Revolving credit facility less deferred debt issuance costs	47,513,857
Payable for investments purchased	4,094,154
Revolving credit facility interest and fees payable	727,248
Professional fees payable	407,407
Incentive fees payable	361,472
Management fees payable	163,052
Officer's and trustees' fees payable	74,849
Administration fees payable	50,333
Transfer agent fees payable	15,228
Other accrued expenses	191,711
Total Liabilities	53,599,311
Commitments and contingencies (see Note 9)
Net Assets	$168,733,020

Components of Net Assets:
Paid-in capital	$168,922,697
Total distributable earnings (accumulated loss)	(189,677)

Net Assets	$168,733,020
Class I:
Net Assets	$168,677,736
Outstanding shares (unlimited number of shares authorized)	16,744,559
Net Asset Value Per Share	$10.07
Class D:
Net Assets	$10,487
Outstanding shares (unlimited number of shares authorized)	1,041
Net Asset Value Per Share	$10.07
Class S:
Net Assets	$10,487
Outstanding shares (unlimited number of shares authorized)	1,041
Net Asset Value Per Share	$10.07
Class T:
Net Assets	$34,310
Outstanding shares (unlimited number of shares authorized)	3,406
Net Asset Value Per Share	$10.07

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Statement of Operations

For the Period Ended December 31, 2024*

Investment Income
Non-controlled/non-affiliated investments interest income	$9,246,374
Non-controlled/non-affiliated dividend income	153,225
Non-controlled/non-affiliated payment in-kind income	45,886
Total Investment Income	9,445,485

Expenses
Revolving credit facility interest and fees	1,874,850
Management fees	750,128
Incentive fees	604,706
Professional fees	603,489
Amortization of offering costs	346,613
Administration fees	231,561
Officer's and trustees' fees	170,506
Organizational costs	139,727
Transfer agent fees	30,085
Distribution and shareholder servicing fees (Class T)	17
Other expense	233,539
Total Expenses	4,985,221
Adviser expense reimbursement	(957,388)

Net Expenses	4,027,833
Net Investment Income (Loss)	5,417,652

Net Realized and Unrealized Gain (Loss)
Net realized gain on non-controlled/non-affiliated investments	873
Net change in unrealized appreciation (depreciation) on non-controlled/non-affiliated investments	79,608
Net Realized and Unrealized Gain (Loss)	80,481
Net Increase (Decrease) in Net Assets from Operations	$5,498,133

*	The Fund commenced operations on June 3, 2024. See Note 1 in the accompanying notes to consolidated financial statements.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Statement of Changes in Net Assets

For the Period Ended December 31, 2024*
Change in Net Assets Resulting from Operations:
Net investment income (loss)	$5,417,652
Net realized gain on non-controlled/non-affiliated investments	873
Net change in unrealized appreciation (depreciation) on non-controlled/non-affiliated investments	79,608
Net Increase (Decrease) in Net Assets Resulting from Operations	5,498,133

Distributions from (Distributable Earnings) Accumulated Loss:
Class I	(5,700,402)
Class D	(413)
Class S	(413)
Class T	(892)
Total Distributions from Distributable Earnings:	(5,702,120)
Change in Net Assets Resulting from Capital Share Transactions:
Class I
Proceeds from shares issued	167,654,960
Reinvestment of distributions	1,279,044
Repurchase of shares	(52,357)
Total Class I Transactions	168,881,647
Class D
Proceeds from shares issued	10,000
Reinvestment of distributions	413
Repurchase of shares	—
Total Class D Transactions	10,413
Class S
Proceeds from shares issued	10,000
Reinvestment of distributions	413
Repurchase of shares	—
Total Class S Transactions	10,413
Class T
Proceeds from shares issued	34,125
Reinvestment of distributions	409
Repurchase of shares	—
Total Class T Transactions	34,534
Change in Net Assets Resulting from Capital Share Transactions	168,937,007

Total Increase (Decrease) in Net Assets	168,733,020

Net Assets
Beginning of period	—
End of period	$168,733,020

*	The Fund commenced operations on June 3, 2024. See Note 1 in the accompanying notes to consolidated financial statements.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Statement of Cash Flows

For the Period Ended December 31, 2024*

Cash Flows From Operating Activities
Net increase (decrease) in net assets from operations	$5,498,133
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(231,439,472)
Proceeds from repayments of investments	20,048,622
Net accretion of original issue discount on investments	(167,492)
Non-controlled/non-affiliated payment in-kind income	(45,886)
Net income from paydowns	(5,996)
Net realized gain on non-controlled/non-affiliated investments	(873)
Net change in unrealized (appreciation) depreciation on non-controlled/non-affiliated investments	(79,608)
Amortization of debt issuance costs	174,056
(Increase) Decrease in Assets
Receivable from unsettled transactions	(698,744)
Deferred offering costs	(201,962)
Interest receivable	(932,981)
Due from Adviser	(305,985)
Prepaid expenses	(13,162)
Increase (Decrease) in Liabilities
Payable for investments purchased	4,094,154
Professional fees payable.	407,407
Revolving credit facility interest and fees payable	727,248
Management fees payable	163,052
Incentive fees payable	361,472
Officer's and trustees' fees payable	74,849
Administration fees payable	50,333
Transfer agent fees payable	15,228
Other accrued expenses	191,711
Net Cash Provided by (Used in) Operating Activities	(202,085,896)

Cash Flows from Financing Activities
Proceeds from issuance of shares, net of receivable for fund shares sold	166,626,106
Repurchase of shares	(52,357)
Distributions paid in cash	(4,421,841)
Proceeds from revolving credit facility	128,500,000
Repayments of revolving credit facility	(79,500,000)
Debt issuance costs paid	(1,660,199)
Net Cash Provided by (Used in) Financing Activities	209,491,709

Net increase (decrease) in cash, restricted cash, cash equivalents, and restricted cash equivalents	7,405,813

Cash, Restricted Cash, Cash Equivalents, and Restricted Cash Equivalents
Beginning of period	—
End of period	$7,405,813

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Statement of Cash Flows (continued)

For the Period Ended December 31, 2024*

Reconciliation to the Consolidated Statement of Assets and Liabilities
Cash equivalents	$2,117,974
Restricted cash equivalents	5,124,226
Cash	13,487
Restricted cash	150,126
Total Cash, Restricted Cash, Cash Equivalents, and Restricted Cash Equivalents	$7,405,813

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest expense and commitment fees	$973,546
Reinvestment of distributions	$1,280,279

*	The Fund commenced operations on June 3, 2024. See Note 1 in the accompanying notes to consolidated financial statements.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Financial Highlights

Class I

Per share operating performance for a capital share outstanding throughout each period

For the Period Ended December 31, 2024*
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$10.00
Activity from investment operations:
Net investment income (loss)¹	0.48
Net realized and unrealized gain (loss)²	—
Total from investment operations	0.48
Less distributions:
From net investment income	(0.41)
From net realized gains	—
Total distributions	$(0.41)
Net Asset Value per share, end of period³	$10.07

Net Assets, end of period (in thousands)	$168,678

Ratios to average net assets⁴
Net investment income (loss)⁵	8.79%
Gross expenses⁶	7.16%
Adviser expense recoupment (reimbursement)⁶	(1.46)%
Net expenses⁶	5.70%
Total return³ ⁷ ⁸	4.83%
Portfolio turnover rate⁹	15.63%
Senior Securities:
Total borrowings (in thousands)	$49,000
Asset coverage per $1,000 unit of senior indebtedness¹⁰	4,444

*	The Fund commenced operations on June 3, 2024. See Note 1 in the accompanying notes to consolidated financial statements.
1	Per share data calculated using average shares method.
2	Includes balancing amounts necessary to reconcile the change in NAV per share for the period.
3	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
4	Ratios do not reflect the proportionate share of income and expenses originating from the Fund's underlying Investment Funds.
5	Net investment income (loss) ratio has been annualized for periods of less than twelve months, except for organizational costs and incentive fees, which are one-time expenses. If incentive fees were excluded, the ratio would have increased by 0.54% for the period ended December 31, 2024*.
6	Expense ratios have been annualized for periods of less than twelve months, except for organizational costs and incentive fees. If incentive fees had been excluded, the expense ratios would have decreased by 0.54% for the period ended December 31, 2024*.
7	Total return based on net asset value per share reflects the change in the net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested in accordance with the Fund's dividend reinvestment program ("DRIP"). The total return for periods less than 1 year has not been annualized.
8	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during periods of reimbursement.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Financial Highlights (continued)

Class I

9	Excluding short-term investments, the portfolio turnover rate represents lesser of the Fund's purchases or proceeds from repayments of investments for the period divided by the average monthly fair value of the Fund's investments during the period. Result is not annualized.
10	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Financial Highlights (continued)

Class D

For the Period Ended December 31, 2024*
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$10.00
Activity from investment operations:
Net investment income (loss)¹	0.48
Net realized and unrealized gain (loss)²	—
Total from investment operations	0.48
Less distributions:
From net investment income	(0.41)
From net realized gains	—
Total distributions	(0.41)
Net Asset Value per share, end of period³	$10.07

Net Assets, end of period (in thousands)	$10

Ratios to average net assets⁴
Net investment income (loss)⁵	8.79%
Gross expenses⁶	7.16%
Adviser expense recoupment (reimbursement)⁶	(1.46)%
Net expenses⁶	5.70%
Total return³ ⁷ ⁸	4.83%
Portfolio turnover rate⁹	15.63%
Senior Securities:
Total borrowings (in thousands)	$49,000
Asset coverage per $1,000 unit of senior indebtedness¹⁰	4,444

*	The Fund commenced operations on June 3, 2024. See Note 1 in the accompanying notes to consolidated financial statements.
1	Per share data calculated using average shares method.
2	Includes balancing amounts necessary to reconcile the change in NAV per share for the period.
3	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
4	Ratios do not reflect the proportionate share of income and expenses originating from the Fund's underlying Investment Funds.
5	Net investment income (loss) ratio has been annualized for periods of less than twelve months, except for organizational costs and incentive fees, which are one-time expenses. If incentive fees were excluded, the ratio would have increased by 0.54% for the period ended December 31, 2024*.
6	Expense ratios have been annualized for periods of less than twelve months, except for organizational costs and incentive fees. If incentive fees had been excluded, the expense ratios would have decreased by 0.54% for the period ended December 31, 2024*.
7	Total return based on net asset value per share reflects the change in the net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested in accordance with the Fund's DRIP. The total return for periods less than 1 year has not been annualized.
8	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during periods of reimbursement.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Financial Highlights (continued)

Class D

9	Excluding short-term investments, the portfolio turnover rate represents lesser of the Fund's purchases or proceeds from repayments of investments for the period divided by the average monthly fair value of the Fund's investments during the period. Result is not annualized.
10	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Financial Highlights (continued)

Class S

Per share operating performance for a capital share outstanding throughout each period

For the Period Ended December 31, 2024*
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$10.00
Activity from investment operations:
Net investment income (loss)¹	0.48
Net realized and unrealized gain (loss)²	—
Total from investment operations	0.48
Less distributions:
From net investment income	(0.41)
From net realized gains	—
Total distributions	(0.41)
Net Asset Value per share, end of period³	$10.07

Net Assets, end of period (in thousands)	$10

Ratios to average net assets⁴
Net investment income (loss)⁵	8.79%
Gross expenses⁶	7.16%
Adviser expense recoupment (reimbursement)⁶	(1.46)%
Net expenses⁶	5.70%
Total return³ ⁷ ⁸	4.83%
Portfolio turnover rate⁹	15.63%
Senior Securities:
Total borrowings (in thousands)	$49,000
Asset coverage per $1,000 unit of senior indebtedness¹⁰	4,444

*	The Fund commenced operations on June 3, 2024. See Note 1 in the accompanying notes to consolidated financial statements.
1	Per share data calculated using average shares method.
2	Includes balancing amounts necessary to reconcile the change in NAV per share for the period.
3	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
4	Ratios do not reflect the proportionate share of income and expenses originating from the Fund's underlying Investment Funds.
5	Net investment income (loss) ratio has been annualized for periods of less than twelve months, except for organizational costs and incentive fees, which are one-time expenses. If incentive fees were excluded, the ratio would have increased by 0.54% for the period ended December 31, 2024*.
6	Expense ratios have been annualized for periods of less than twelve months, except for organizational costs and incentive fees. If incentive fees had been excluded, the expense ratios would have decreased by 0.54% for the period ended December 31, 2024*.
7	Total return based on net asset value per share reflects the change in the net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested in accordance with the Fund's DRIP. Total return for periods less than 1 year have not been annualized. Total return shown excludes the effect of applicable sales charges.
8	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during periods of reimbursement.
9	Excluding short-term investments, the portfolio turnover rate represents lesser of the Fund's purchases or proceeds from repayments of investments for the period divided by the average monthly fair value of the Fund's investments during the period. Result is not annualized.
10	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Consolidated Financial Highlights (continued)

Class T

Per share operating performance for a capital share outstanding throughout each period

For the Period Ended December 31, 2024*
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$10.00
Activity from investment operations:
Net investment income (loss)¹	0.48
Net realized and unrealized gain (loss)²	—
Total from investment operations	0.48
Less distributions:
From net investment income	(0.41)
From net realized gains	—
Total distributions	(0.41)
Net Asset Value per share, end of period³	$10.07

Net Assets, end of period (in thousands)	$34

Ratios to average net assets⁴
Net investment income (loss)⁵	8.57%
Gross expenses⁶	7.38%
Adviser expense recoupment (reimbursement)⁶	(1.47)%
Net expenses⁶	5.91%
Total return³ ⁷ ⁸	4.79%
Portfolio turnover rate⁹	15.63%
Senior Securities:
Total borrowings (in thousands)	$49,000
Asset coverage per $1,000 unit of senior indebtedness¹⁰	4,444

*	The Fund commenced operations on June 3, 2024. See Note 1 in the accompanying notes to consolidated financial statements.
1	Per share data calculated using average shares method.
2	Includes balancing amounts necessary to reconcile the change in NAV per share for the period.
3	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
4	Ratios do not reflect the proportionate share of income and expenses originating from the Fund's underlying Investment Funds.
5	Net investment income (loss) ratio has been annualized for periods of less than twelve months, except for organizational costs and incentive fees, which are one-time expenses. If incentive fees were excluded, the ratio would have increased by 0.54% for the period ended December 31, 2024*.
6	Expense ratios have been annualized for periods of less than twelve months, except for organizational costs and incentive fees. If incentive fees had been excluded, the expense ratios would have decreased by 0.54% for the period ended December 31, 2024*.
7	Total return based on net asset value per share reflects the change in the net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested in accordance with the Fund's DRIP. Total return for periods less than 1 year have not been annualized. Total return shown excludes the effect of applicable sales charges.
8	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during periods of reimbursement.
9	Excluding short-term investments, the portfolio turnover rate represents lesser of the Fund's purchases or proceeds from repayments of investments for the period divided by the average monthly fair value of the Fund's investments during the period. Result is not annualized.
10	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements

December 31, 2024

1. Organization

StepStone Private Credit Income Fund (“Fund”) was organized as a Delaware statutory trust under the Delaware Statutory Trust Act on December 18, 2023 (“Inception”) and is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund commenced operations on June 3, 2024 (“Commencement of Operations”).

The Fund offers an unlimited number of shares in four separate share classes designated as Class I Shares, Class D Shares, Class S Shares and Class T Shares (together, “Shares”). The Shares are offered on a continuous basis at the then-current-daily net asset value (“NAV”) per share, adjusted for sales load, if applicable. The Fund is structured as an interval fund and intends to conduct quarterly offers to repurchase between 5.00% and 25.00% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements. The offer to repurchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting Shares as defined in the 1940 Act.

The Fund’s Board of Trustees (“Board”) provides broad oversight over the Fund’s investment program, management and operations and has the right to delegate management responsibilities. StepStone Group Private Wealth LLC, an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly owned business of StepStone Group LP (“StepStone”), serves as the Fund’s investment adviser (“Adviser”). The Adviser oversees the management of the Fund’s day-to-day activities including structuring, governance, distribution, reporting and oversight. StepStone Group Private Debt LLC, an affiliate of StepStone, serves as the Fund’s investment sub-adviser (“Sub-Adviser”) and is responsible for the day-to-day management of the Fund’s assets. StepStone Group Europe Alternative Investments Limited (“SGEAIL”), an affiliate of StepStone, serves as the Fund’s investment sub-subadviser (“Sub-Subadviser”) and will provide ongoing research regarding the Fund’s investment portfolio. The Sub-Adviser and Sub-Subadviser are wholly owned subsidiaries of Swiss Capital Alternative Investments AG (“SCAI”), which is a subsidiary of Stepstone.

The Fund’s investment objectives are to seek to generate current income and, to a lesser extent, long-term capital appreciation by investing in private credit and income-related investments (“Private Credit Investments”). The Fund defines Private Credit Investments to consist primarily of direct lending and specialty credit strategies. The Fund intends to primarily use a multi-lender approach to achieve its investment objectives utilizing a variety of non-bank or corporate lenders to source investment opportunities for the Fund. The Fund’s assets may be deployed in investment strategies deemed appropriate under prevailing economic and market conditions to seek to achieve the Fund’s investment objectives.

2. Summary of Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are presented in U.S. dollars which is the functional currency of the Fund. The Fund is an investment company and therefore applies the accounting and reporting guidance issued by the Financial Accounting Standards Board (“FASB”) in Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies. The following are significant accounting policies which are consistently followed in the preparation of the consolidated financial statements.

Basis of Consolidation

As provided under ASC Topic 946 and Regulation S-X, the Fund will generally not consolidate its investment in a company other than a wholly-owned investment company subsidiary or a controlled operating company whose business consists of providing services to the Fund. Accordingly, the Fund has consolidated the results of the Fund’s direct wholly-owned subsidiary, CRDEX LLC, a bankruptcy remote special purpose vehicle organized as a Delaware limited liability company. The effects of all intercompany transactions between the Fund and its wholly-owned subsidiary has been eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Changes in the economic environment, financial markets and any other factors or parameters used in determining these estimates could cause actual results to differ materially.

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

2. Summary of Significant Accounting Policies (continued)

Net Asset Value Determination

The NAV of the Fund is determined as of the close of business on each business day, or as may be determined from time to time in accordance with policies approved by the Board (each, a “Determination Date”). In determining NAV, the Fund’s investments are valued as of the relevant Determination Date. The NAV of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses allocated to Shares based on the relative net assets of each class to the total net assets of the Fund, each determined as of the relevant Determination Date.

Valuation of Investments

The Fund’s investments are valued as of each Determination Date at fair value consistent with the principles of ASC Topic 820, Fair Value Measurements (“ASC 820”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the valuation designee for the Fund to perform fair value determinations relating to the value of the Fund’s investments. The Board has approved the Adviser’s valuation policy (“Valuation Policy”). The Adviser utilizes the resources and personnel of the Sub-Adviser, the Sub-Subadviser and the Fund’s sub-administrator (as defined herein) in carrying out its responsibilities. The Board has ultimate oversight responsibility for valuing all investments held by the Fund.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act and ASC Topic 820. The Adviser’s Valuation Policy governs the Adviser’s selection and application of methodologies for determining and calculating the fair value of the Fund’s investments. Fair value calculations will involve significant professional judgement by the Adviser in the application of both observable and unobservable inputs.

For securities or Private Credit Investments that are quoted, traded or exchanged in an accessible, active market, the value of the asset is determined by multiplying the number of securities held by the quoted market price as of the measurement (or reporting) date. The Adviser does not apply any liquidity or restriction discount regardless of ownership structure or the ability to control the sale of the asset.

If a quoted market price is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain broker quotes directly from a broker-dealer or passed through from a third-party pricing vendor. In the event that fair value is based upon a single sourced broker quote, these Private Credit Investments are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

If the quotations obtained from brokers or pricing vendors are determined not to be reliable or are not readily available, the Fund may value such Private Credit Investments using a variety of valuation techniques. For Private Credit Investments, the Adviser generally uses a market interest rate yield analysis to determine fair value. To determine fair value using a yield analysis, the expected cash flows are projected based on the contractual terms of the debt security and discounted back to the measurement date based on a market yield. A market yield is determined based upon an assessment of current and expected market yields for similar Private Credit Investments and risk profiles. The Fund considers the current contractual interest rate, the expected life and other terms of the Private Credit Investment relative to risk of the company and the specific Private Credit Investment. For specialty credit investments, the Fund also considers payment ratios, conditional prepayment rates, charge-off rates, delinquency ratios and other measures of the specific specialty credit investment's performance.

In determining the estimated fair value of performing Private Credit Investment for which there is no actively traded market, the estimate of fair value will consider such factors as the current market environment relative to that of the Private Credit Investment held, the tenor of maturity date of the Private Credit Investment the operating performance of the issuer, the concern for maintaining any covenant levels embedded in the instrument, the ability of the issuer to call the security (and the associated redemption price), market interest rate spreads and the general overall credit quality of the security over the life of the Private Credit Investment.

Each direct Private Credit Investment is assigned an internal credit rating. The ratings are based on available fundamental information and used in conjunction with market inputs to create an estimate of fair value. For Private Credit Investments with higher ratings, no additional steps are taken. Private Credit Investments with lower internal credit ratings are considered for additional or alternative procedures to determine a fair value, which will include, but are not limited to, a review of additional market inputs and performance and other relevant information on comparable assets.

Defaulted Private Credit Investments are valued using several methods including the following: discounting the expected cash flows of the Private Credit Investment; valuing the net assets of the company; reviewing comparable precedent transactions involving similar companies; and using a performance multiple or market-based approach.

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

2. Summary of Significant Accounting Policies (continued)

For defaulted Private Credit Investments, discounted cash flow valuation uses an internal analysis based on the Adviser’s expectation of future income and expenses, capital structure, exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments and credit rating. Generally, an increase in market yields or discount rates or a decrease in EBITDA multiples may result in a decrease in the fair value of certain Private Credit Investments of the Fund. These Private Credit Investments are categorized as Level 3 of the fair value hierarchy.

Ordinarily, the fair value of the Fund’s investment in a private investment fund (“Investment Fund”) is based on the net asset value of the Investment Fund reported by its investment manager (“Investment Manager”). If the Adviser determines that the most recent net asset value reported by the Investment Manager does not represent fair value or if the Investment Manager fails to report a net asset value to the Fund, a fair value determination is made by the Adviser in accordance with the Valuation Policy. In making that determination, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such Investment Fund at the net asset value last reported by its Investment Manager, or whether to adjust such net asset value to reflect a premium or discount (adjusted net asset value). The net asset values or adjusted net asset values are net of management fees and incentive fees (carried interest) payable pursuant to the respective organizational documents of each Investment Fund. See further discussion regarding Investment Funds in Note 3.

Collateralized Loan Obligations ("CLO") are not traded on a national securities exchange and instead are valued utilizing a market approach. The market approach is a method of determining the valuation of a security based on the selling price of similar securities. The types of factors that may be taken into account in pricing CLOs include: the yield of similar CLOs where pricing is available in the market; the riskiness of the underlying pool of loans; and features of the CLO, including weighted average life test, liability pricing, management fees, covenant cushions, weighted average spread of underlying loans and net asset value. These factors are used to determine an effective yield that is reassessed generally once a quarter at the time of payment or upon a transaction such as an add-on purchase, refinancing or reset.

Due to the inherent uncertainty of valuations, however, estimated fair values may differ from the values that would have been used had a readily available market for the investments existed and the differences could be material.

Revenue Recognition

Purchases of investment funds are recorded as of the first day of legal ownership and redemptions from investment funds are recorded as of the last day of legal ownership. All other investment transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from investments sold are recorded on the identified cost basis. Dividend income, if any, is recorded on the ex-dividend date.

Interest income is recognized on an accrual basis. Interest income on debt instruments is accrued and recognized for those issuers who are currently paying in full or expected to pay in full. For those issuers who are in default or are expected to default, interest is not accrued and is only recognized when received or applied to principal depending upon the Adviser’s judgment. Loan origination fees, original issue discounts ("OID") and market discounts or premiums are capitalized as part of the underlying cost of the Private Credit Investments and accreted or amortized over the life of the Private Credit Investments as interest income using the effective interest method.

Direct Loans and Specialty Credit Loans are generally placed on non-accrual status when a payment default occurs or if management otherwise believes that the issuer of the loan will not be able to make contractual interest payments or principal payments. The Fund will cease recognizing interest income on that loan until all principal and interest is current through payment or until a restructuring occurs, such that the interest income is deemed to be collectible. However, the Fund remains contractually entitled to this interest. If the loan has sufficient collateral value and is in the process of collection, the Fund may place the loan back on accrual status. Accrued interest is written-off by reversing interest income in the period when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. As of December 31, 2024, no loans have defaulted or were on non-accrual status.

The Fund may earn various fees during the life of the loans. Such fees include, but are not limited to, administration and amendment fees, some of which are paid to the Fund on an ongoing basis. These fees, if any, are recognized as earned as a component of fee income on the Consolidated Statement of Operations. For the period from June 3, 2024 to December 31, 2024 the Fund recorded $31,516 of amendment fee income.

Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees, unamortized syndication fees, unamortized commitment fees and unamortized discounts are recorded as interest income. The Fund had prepayments that resulted in $5,996 in foregoing fees for the period from June 3, 2024 to December 31, 2024.

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

2. Summary of Significant Accounting Policies (continued)

The Fund may hold Private Credit Investments that contain payment-in-kind (“PIK”) provisions. PIK income, computed at the contractual rate specified in the Private Credit Investment agreement, is added to the principal balance of the Private Credit Investment and collected upon repayment of the outstanding principal, and recorded as interest income on the Consolidated Statement of Operations. The Fund prospectively ceases recognition of PIK income and adjusts the associated principal balance if such amounts and balances are deemed to be doubtful of collection. For Private Credit Investments with PIK income, the Fund calculates income accruals based on the principal balance including any PIK.

When a PIK Private Credit Investment is placed on non-accrual status, the accrued, uncapitalized interest is reversed through interest income. To maintain the Fund’s status as a RIC, this non-cash source of income must be paid out to shareholders in the form of dividends, even though the Fund has not yet collected cash.

Realized Gains, Dividend and Interest Income

Distributions received from Investment Funds occur at irregular intervals and the exact timing of the distributions is not known. The classification and timing of distributions received in cash or in-kind, including return of capital, realized gains, interest income and dividend income, is based on information received from the Investment Manager of the Investment Fund.

Interest income from CLOs will be recorded based upon an estimate of an effective yield utilizing assumed cash flows in accordance with FASB ASC 325-40, Beneficial Interests in Securitized Financial Assets. Effective yields for the CLO positions are updated as part of the valuation process. The estimated yield and investment cost may ultimately not be realized.

Fund Expenses

The Fund bears all expenses incurred in the course of its operations including, but not limited to, the following: all fees and expenses related to the Private Credit Investments and other investments in which the Fund invests, including the underlying fees of the Investment Funds and other investments (“Acquired Fund Fees”), management fees, incentive fees, fees and expenses associated with the credit facility, legal fees, administrator fees, audit and tax preparation fees, custodial fees, transfer agency fees, registration expenses, expenses of the Board and other administrative expenses. Certain of these operating expenses are subject to an expense limitation agreement (“Expense Limitation and Reimbursement Agreement” as further discussed in Note 4). Expenses are recorded on an accrual basis and expenses other than class-specific expenses are allocated pro-rata to Shares based upon prior day net assets at each Determination Date. Class-specific expenses are allocated only to their respective share class (see Note 6). Closing costs associated with the purchase of Investment Funds are included in the cost of the investment.

Debt Issuance Costs

Debt issuance costs consist of fees and expenses paid in connection with the closing of and amendments to the Fund’s credit facility. The aforementioned costs are amortized over the instrument’s term. Unamortized debt issuance costs are presented net against the outstanding revolving credit facility balance on the Consolidated Statement of Assets and Liabilities.

Federal Income Taxes

For U.S. federal income tax purposes, the Fund intends to elect to be treated, and intends to qualify annually thereafter, as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable net investment income and net realized capital gains to Shareholders each year and by meeting certain diversification and income requirements with respect to investments. If the Fund were to fail to meet the requirements to qualify as a RIC, and if the Fund were ineligible to or otherwise unable to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to Shareholders, and all distributions of earnings and profits would be taxable to Shareholders as ordinary income.

Additionally, the Fund is subject to a 4% federal excise tax on any undistributed income, including net capital gains, if it does not distribute at least 98% of its taxable income and 98.2% capital gains each year. The Fund makes provisions to meet these distribution requirements to avoid such excise tax, and any excise tax liability, if incurred, will be reflected in the financial statements.

The Fund’s tax year is the 12-month period ending December 31. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. No tax year is subject to examination as of December 31, 2024.

Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes under U.S. GAAP. Differences may be permanent or temporary. Permanent differences, including book/tax differences relating to Shareholder distributions, are reclassified among capital accounts in the consolidated financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse in the future. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations due to temporary book/tax differences. These amounts will be finalized before filing the Fund’s federal tax return.

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

2. Summary of Significant Accounting Policies (continued)

Organizational and Offering Costs

During the period from Inception through the Commencement of Operations, the Fund incurred organizational costs of $0.1 million. The organizational costs paid by the Adviser will be reimbursed by the Fund in accordance with the Expense Limitation and Reimbursement Agreement. Organizational costs consist primarily of costs to establish the Fund and enable it to legally conduct business. The Fund expensed organizational costs as incurred.

During the period from Inception through the Commencement of Operations, the Fund incurred offering costs of $0.5 million. Offering costs are treated as deferred charges and, upon Commencement of Operations, amortized over a 12-month period using the straight-line method. During the period June 3, 2024 to December 31, 2024, the Fund amortized offering costs of $0.3 million which are included in the Consolidated Statement of Operations. Offering costs paid by the Adviser will be reimbursed by the Fund in accordance with the Expense Limitation and Reimbursement Agreement. Offering costs consist primarily of legal fees, filing fees and printing costs in connection with the preparation of the registration statement and related filings. The Fund will continue to incur offering costs due to its continuously offered status. Ongoing offering costs will be expensed as incurred.

Cash, Restricted Cash, Cash Equivalents and Restricted Cash Equivalents

Cash includes monies on deposit with UMB Bank N.A. (”UMB Bank”), the Fund’s custodian, and cash equivalents are short-term, interest-bearing, highly liquid money market investments. Deposits, at times, may exceed the insurance limit guaranteed by the Federal Deposit Insurance Corporation. The Fund has not experienced any losses on deposits and does not believe it is exposed to significant credit risk on such deposits.

Restricted cash and restricted cash equivalents include amounts that are collected and held in connection with assets securing certain of the Fund's financing transactions. Restricted cash and restricted cash equivalents are restricted for payment of interest expense and principal on the outstanding borrowings or reinvestment into new assets.

Shareholder Distributions

Distributions to shareholders are recorded on the record date. The amount to be paid out as a dividend is determined by the Board each quarter and is generally based upon estimated earnings and considers the level of undistributed taxable income carried forward from the prior year, if any, for distribution in the current year.

New Accounting Pronouncements

In November 2023, the FASB issued ASU No. 2023-07, Segment Reporting (Topic 280), which improves reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses (“ASU No. 2023-07”). ASU 2023-07 is effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024. For the year ended December 31, 2024, the Fund adopted ASU No. 2023-07. Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Fund’s consolidated financial position or the results of its operations. An operating segment is defined in ASU No. 2023-07 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s Chief Operating Decision Maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. A management committee of the Fund’s Adviser acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole. The Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of a defined investment strategy which is executed by the Fund’s portfolio managers as described in Note 1. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets resulting from operations, subscriptions and redemptions, is used by the CODM to assess the Fund’s performance versus comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, and is consistent with that presented within the Fund’s Consolidated Financial Statements. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Consolidated Statement of Operations.

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

2. Summary of Significant Accounting Policies (continued)

In December 2023, the FASB issued Accounting Standard Update No. 2023-09, Income Taxes (ASC 740) Improvements to Income Tax Disclosures (“ASU 2023-09”). The primary purpose of the amendments within ASU 2023-09 is to enhance the transparency and decision usefulness of income tax disclosures primarily related to the rate reconciliation table and income taxes paid information. The amendments in ASU 2023-09 require that public business entities on an annual basis (1) disclose specific categories in the rate reconciliation and (2) provide additional information for reconciling items that meet a quantitative threshold. In addition, the amendments in this ASU 2023-09 require that all entities disclose on an annual basis taxes paid disaggregated by federal, state, foreign, and individual jurisdiction (when income taxes paid is equal to or greater than five percent of total income taxes paid). The amendments in ASU 2023-09 are effective for public business entities beginning after December 15, 2024. Early adoption is permitted for annual financial statements that have not yet been issued or made available for issuance. The amendments in ASU 2023-09 should be applied on a prospective basis. Retrospective application is permitted. The Fund does not expect this guidance to materially impact its Consolidated Financial Statements.

3. Investments

Direct Lending

The Fund's direct lending investment strategy primarily consists of secured debt (including first lien senior secured and second lien senior secured), but may also include unsecured debt (including senior unsecured and subordinated debt) and mezzanine loans, as well as broadly syndicated loans and club deals (generally investments made by a small group of investment firms). First lien senior secured debt has first claim to any underlying collateral of a loan, second lien senior secured debt is secured but subordinated in payment and/or lower in lien priority to first lien holders. Through this strategy, the Fund may also invest in investment funds, and privately offered structured products such as CLOs.

Specialty Credit

The Fund's specialty credit investment strategy primarily consists of privately originated lending (including corporate, real estate, infrastructure-related debt, trade and supply chain finance, marketplace lending (consumers, lending to lenders, etc.), insurance-linked strategies and instruments, royalties, aviation financing, shipping, regulatory capital financing and net asset value lending); and privately originated non-performing loans (including, for example, US residential mortgage loans and business loans in the EU). Through this strategy, the Fund may also invest in investment funds, and privately offered structured products such as CLOs.

Collateralized Loan Obligations

As part of the Fund's direct lending and specialty credit investment strategies, the Fund may invest in CLOs, which are structured by pooling certain private loans, other lender assets, and their associated collateral. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities; interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by credit enhancements, such as a letter of credit, surety bond, limited guaranty or senior/subordination structures. These payments are divided into multiple tranches of debt securities, offering distinct maturity and credit risk profiles. Some tranches receive regular principal and interest installments, while others receive only interest, with principal due at maturity or upon specified call dates. Certain tranches are entitled to principal and accrued interest only at maturity or upon specified call dates. Each tranche carries a different interest rate, which may be fixed or floating.

Investment Funds

Through the Fund's direct lending and specialty credit investment strategies, the Fund may invest in Investment Funds which are limited partnership or limited liability companies that invest primarily in loans to private companies and are reported in the Consolidated Schedule of Investments.

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

4. Fair Value Measurements

U.S. GAAP, ASC 820, defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level 1: Quoted prices are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level 1 include listed equities, registered money market funds and short-term investment vehicles.

Level 2: Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments which would generally be included in Level 2 include corporate bonds and loans and less liquid and restricted equity securities.

Level 3: Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level 3 are equity and/or debt securities issued by private entities.

In accordance with ASC 820, certain portfolio investments are excluded from the fair value hierarchy as they are valued using NAV as a practical expedient. These investments are fair valued using NAV for cash flows. As such, investments in Investment Funds with a fair value of $8.9 million are excluded from the fair value hierarchy as of December 31, 2024.

Changes in inputs or methodologies used for valuing investments may result in transfers in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be indicative of the risk associated with investing in those investments. Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur. The following is a summary of the Fund's investments classified by fair value hierarchy as of December 31, 2024:

	Level 1	Level 2	Level 3	Investments Valued at NAV	Total

Direct Lending	$—	$—	$170,859,988	$—	$170,859,988
Specialty Credit	—	—	31,901,909	8,928,808	$40,830,717
Total Investments	$—	$—	$202,761,897	$8,928,808	$211,690,705

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

4. Fair Value Measurements (continued)

The following table presents a summary of changes in fair value of Level 3 assets by investment type during the period June 3, 2024 to December 31, 2024:

	Direct Lending	Specialty Credit	Total
Balance as of June 3, 2024	$—	$—	$—
Transfers into Level 3	—	—	—
Purchases of investments	182,687,796	39,695,345	222,383,141
Proceeds from repayments of investments	(12,164,238)	(7,884,384)	(20,048,622)
Net accretion of original issue discount on investments	145,841	21,651	167,492
Non-controlled/non-affiliated payment in-kind income	45,886	—	45,886
Net income from paydowns	5,592	404	5,996
Net realized gain on non-controlled/non-affiliated investments	862	11	873
Net change in unrealized (appreciation) depreciation on non-controlled/non-affiliated investments	138,249	68,882	207,131
Transfers out of Level 3	—	—	—
Balance as of December 31, 2024	$170,859,988	$31,901,909	$202,761,897

Net Change in Unrealized Appreciation (Depreciation) on Investments Held at the End of the Reporting Period	$138,249	$68,882	$207,131

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2024.

Strategy	Fair Value as of December 31, 2024	Valuation Technique(s)	Unobservable Input	Single Input or Range of Inputs	Weighted Average of Input[1]	Impact to Valuation from an Increase in Input[2]
Direct Lending	$8,642,309	Recent Transactions	Transaction Price	87.37 - 99.36	95.99	Increase
Direct Lending	$162,217,679	Yield	Market Yield Discount Spreads	4.19% - 19.98%	7.11%	Decrease
Specialty Credit	$31,901,909	Yield	Market Yield Discount Spreads	6.87% - 17.09%	10.84%	Decrease

1	Weighted average is calculated by weighing the significant unobservable input by the relative fair value of each investment in the category.
2	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input.

5. Related Party Transactions

Advisory Agreement

In consideration of its services to the Fund, the Adviser is entitled to a management fee (“Management Fee”) equal to 1.15% on an annualized basis of the Fund’s daily net assets. The Management Fee is accrued daily and payable monthly in arrears. The Adviser pays the Sub-Adviser 50% of the Management Fee on a monthly basis. For the period June 3, 2024 through December 31, 2024, the Adviser earned $0.8 million in Management Fees of which $0.2 million was payable as of December 31, 2024.

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

5. Related Party Transactions (continued)

In addition, the Fund pays the Adviser an income-based incentive fee (“Incentive Fee”). The Incentive Fee is accrued daily and payable quarterly in arrears based on the Fund’s pre-incentive fee net investment income (“Pre-Incentive Fee Net Investment Income”) for the most recently completed calendar quarter. The payment of the Incentive Fee is subject to a quarterly hurdle rate, expressed as a rate of return on the value of the Fund’s net assets at the end of the most recently completed calendar quarter, of 1.25% (5.00% annualized) (“Hurdle Rate”), subject to a “catch up” feature.

For this purpose, Pre-Incentive Fee Net Investment Income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund (or its wholly-owned subsidiaries) receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Management Fee, expenses and fees paid to the Adviser under the Administration Agreement and any interest expense and dividends paid on any issued and outstanding preferred stock or credit agreements, but excluding the Incentive Fee and any shareholder servicing and/or distribution fees), net of any expense waivers or expense payments by the Adviser. Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as OID debt instruments with PIK interest and zero-coupon securities), accrued income that the Fund has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized appreciation or depreciation.

The calculation of the Incentive Fee for each quarter is as follows:

•	No Incentive Fee will be payable to the Adviser in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate;

•	100% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than or equal to 1.3889% in any calendar quarter (5.5556% annualized) will be payable to the Adviser. This portion of the Fund’s Incentive Fee that exceeds the Hurdle Rate but is less than or equal to 1.3889% is referred to as the “catch up” and is intended to provide the Adviser with an Incentive Fee of 10% on all of the Fund’s Pre-Incentive Fee Net Investment Income when the Fund’s Pre-Incentive Fee Net Investment Income reaches 1.3889% (5.5556% annualized) on net assets in any calendar quarter; and

•	10% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 1.3889% (5.5556% annualized) on net assets in any calendar quarter will be payable to the Adviser once the Hurdle Rate and catch-up have been achieved (10% of the Fund’s Pre-Incentive Fee Net Investment Income thereafter will be allocated to the Adviser).

The Adviser pays the Sub-Adviser 60% of the Incentive Fee on a quarterly basis. For the period June 3, 2024 through December 31, 2024, the Adviser earned $0.6 million in Incentive Fees of which $0.4 million was payable as of December 31, 2024.

Expense Limitation and Reimbursement Agreement

The Adviser has entered into an Expense Limitation and Reimbursement Agreement with the Fund for a one-year term beginning with the Commencement of Operations and ending on the one-year anniversary thereof on June 2, 2025 (“Limitation Period”). The Adviser may extend the Limitation Period for a period of one year on an annual basis. The Expense Limitation and Reimbursement Agreement limits the amount of the Fund’s aggregate ordinary operating expenses, excluding certain specified expenses (“Specified Expenses”), borne by the Fund during the Limitation Period to an amount not to exceed 1.00% for Class I, D, S and T Shares, on an annualized basis, of the Fund’s daily net assets (“Expense Cap”). Specified Expenses that are not covered by the Expense Limitation and Reimbursement Agreement include: (i) the Management Fee; (ii) Acquired Fund Fees; (iii) the Incentive Fee; (iv) transactional costs, including legal costs and brokerage commissions, and sourcing and servicing or related fees incurred by the Fund in connection with the servicing by non-affiliated third parties of, and other related administrative services associated with the acquisition and disposition of the Fund’s investments; (v) interest payments incurred on borrowing by the Fund or its subsidiaries; (vi) fees and expenses incurred in connection with a credit facility obtained by the Fund or any of its subsidiaries, including any expense for acquiring ratings related to the credit facilities; (vii) distribution and shareholder servicing fees, as applicable; (viii) taxes; and (ix) extraordinary expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/ or soliciting proxies for all annual and other meetings of shareholders.

If the Fund’s aggregate ordinary operating expenses, in respect of any class of Shares, exceeds the Expense Cap applicable to that class of Shares, the Adviser may waive its Management Fee, waive its Incentive Fee, and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Adviser may also directly pay expenses on behalf of the Fund and waive reimbursement under the Expense Limitation and Reimbursement Agreement. To the extent that the Adviser waives its Management Fee or Incentive Fee, reimburses expenses to the Fund or pays expenses directly on behalf of the Fund, it is permitted to recoup from the Fund any such amounts for a period not to exceed three years from the month in which such fees and expenses were waived, reimbursed, or paid, even if such recoupment occurs after the termination of the Limitation Period. However, the Adviser may only recoup the waived fees, reimbursed expenses or directly paid expenses in respect of the applicable class of Shares if the ordinary operating expenses have fallen to a level below the relevant Expense Cap and the recouped amount does not raise the level of ordinary operating expenses in respect of a class of Shares in the month of recoupment to a level that exceeds any Expense Cap applicable at that time.

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

5. Related Party Transactions (continued)

For the period from Inception through December 31, 2024, expenses in excess of the Expense Cap subject to recoupment under the Expense Limitation and Reimbursement Agreement combined for all share classes were $1.0 million. The Consolidated Statement of Assets and Liabilities includes a Due from Adviser of $0.3 million as of December 31, 2024 for the net of expenses paid by the Adviser on behalf of the Fund and expenses in excess of the Expense Cap that will be reimbursed to the Fund by the Adviser.

Administration Agreement

The Adviser serves as the Fund’s administrator (“Administrator”) pursuant to an administration agreement (“Administration Agreement”) under which the Administrator provides administrative, accounting and other services to the Fund. Pursuant to the Administration Agreement, the Fund pays the Administrator an administration fee (“Administration Fee”) in an amount up to 0.355% on an annualized basis of the Fund’s net assets. The Administration Fee is accrued daily based on the value of the prior day net assets of the Fund as of the close of business on each business day (including any assets in respect of Shares that will be repurchased by the Fund on such date), and is payable monthly in arrears. For the period June 3, 2024 through December 31, 2024, the Administrator earned $0.2 million in Administration Fees of which $0.1 million was payable as of December 31, 2024.

6. Sub-Administrator and Other Agreements

From the proceeds of the Administration Fee, the Administrator pays UMB Fund Services, Inc. (“Sub-Administrator”) a sub-administration fee to perform certain administrative and accounting services for the Fund on behalf of the Administrator. The sub-administration fee, pursuant to a sub-administration agreement and a fund accounting agreement, is paid monthly by the Administrator and is based on the value of the net assets of the Fund as of the close of business on each business day, subject to an annual minimum.

UMB Bank serves as the Fund’s custodian (“Custodian”) pursuant to a custody agreement. As the Custodian, UMB Bank holds the Fund’s US assets. Foreign assets are held by sub-custodians. For the period June 3, 2024 through December 31, 2024, the Custodian earned $29,059 in custody fees of which $10,218 was payable as of December 31, 2024.

UMB Fund Services, Inc. serves as the Fund’s transfer agent (“Transfer Agent”) pursuant to a transfer agency agreement. The Transfer Agent, among other things, receives and processes purchase orders, effects issuance of Shares, prepares and transmits payments for distributions, receives and processes repurchase offers and maintains records of account. For the period June 3, 2024 through December 31, 2024, the Transfer Agent earned $30,085 in transfer agent fees of which $15,228 was payable as of December 31, 2024.

SEI Investments Global Funds Services (“Loan Administrator”) provides certain outsourced loan administration services for the Fund. For the period June 3, 2024 through December 31, 2024, the Loan Administrator earned $27,065 in loan administration fees of which $27,065 was payable and included in other accrued expenses, as reflected on the Consolidated Statement of Assets and Liabilities, as of December 31, 2024.

7. Distribution and Shareholder Servicing Plan

UMB Distribution Services, LLC serves as the Fund’s distributor (“Distributor”) pursuant to a distribution agreement. The Distributor distributes the Shares of the Fund, in compliance with Rule 12b-1 under the 1940 Act. The Distributor is authorized to enter into Sub-Distribution Agreements with brokers, dealers and certain Registered Investment Advisers ("RIA") and other financial intermediaries to effect the distribution of Shares of the Fund. The Fund pays a distribution and shareholder servicing fee out of the net assets of Class S Shares and Class T Shares at the annual rate of 0.85% of the aggregate NAV of each Class S Shares and Class T Shares. The Fund pays a shareholder servicing fee out of the net assets of Class D Shares at the annual rate of 0.25% of the aggregate NAV of Class D Shares. Distribution and shareholder servicing fees are determined and accrued daily based on the net assets of the Share Class as of the close of business on each business day (including net assets in respect of Shares that will be repurchased by the Fund on such date).

Class I Shares are not subject to a distribution and shareholder servicing fee. For the period June 3, 2024 through December 31, 2024, distribution and shareholder servicing fees incurred are disclosed on the Consolidated Statement of Operations.

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

8. Revolving Credit Facility

On June 3, 2024, the Fund, through CRDEX LLC as borrower, entered into a Loan and Security Agreement (“JPM Loan and Security Agreement”) with JPMorgan Chase Bank, National Association (“JPM”), as the administrative agent, UMB Bank, National Association, as the collateral agent, and the lenders party thereto from time to time, to provide CRDEX LLC with a revolving credit facility (“Credit Facility”). Borrowings under the Credit Facility are secured by all of the assets held by CRDEX LLC. The Credit Facility carries an initial commitment of $100 million with an accordion provision, with increases up to $350 million, subject to satisfaction of certain conditions. As of December 31, 2024, the carrying value of the outstanding borrowings approximates fair value due to the variable interest rate and would be categorized in Level 3 of the fair value hierarchy.

Borrowings under the Credit Facility generally bear interest at a rate per annum equal to 3-Month Term SOFR plus a margin of 2.575%, with no floor on a 3-Month Term SOFR (“Applicable Margin”). The Credit Facility has a commitment fee (“Commitment Fee”) of 0.75% per annum on the average daily unused balance. In addition, the Fund is required to pay an undrawn fee, equal to the Applicable Margin minus the Commitment Fee, if the aggregate principal amount of the outstanding borrowings is less than the required minimum funding amount (“Minimum Funding”). The Minimum Funding requirement, as a percentage of Credit Facility commitments, increases over time, beginning with no Minimum Funding required during the period June 3, 2024 through August 31, 2024, a 20% Minimum Funding for the period September 1, 2024 through November 30, 2024, a 45% Minimum Funding for the period December 1, 2024 through February 28, 2025, a 57.5% Minimum Funding for the period March 1, 2025 through May 31, 2025, and a 75% Minimum Funding for the period June 1, 2025 through June 3, 2027, with a final scheduled termination date of June 3, 2029.

As of December 31, 2024, the Fund had outstanding borrowings of $49.0 million under the Credit Facility. For the period from June 3, 2024 to December 31, 2024, the Fund’s borrowings under the Credit Facility bore interest at a weighted average interest rate of 7.36%. For the period from June 3, 2024 to December 31, 2024, the daily average amount of outstanding borrowings under the Credit Facility were $32.1 million. In conjunction with the Credit Facility, the Fund paid a closing fee of 1.0% which is being amortized in the Consolidated Statement of Operations over the term of the Credit Facility. For the period from June 3, 2024 to December 31, 2024, expenses charged to the Fund related to the Credit Facility were $1.9 million.

9. Commitments and Contingencies

ASC 460-10, Guarantees -Overall, requires entities to provide disclosure and, in certain circumstances, recognition of guarantees and indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of indemnification arrangements. The Fund’s exposure under these arrangements, if any, cannot be quantified. However, the Fund has not had claims or losses pursuant to these indemnification arrangements and expects the potential for a material loss to be remote.

The Fund may, from time to time, be party to various legal matters arising in the ordinary course of business, including claims and litigation proceedings. Although the ultimate outcome of the foregoing matters, if any, cannot be ascertained at this time, the Adviser believes, after consultation with counsel, that the resolution of such matters would not have a material adverse effect on the Fund’s consolidated financial statements.

Contingencies associated with the Expense Limitation and Reimbursement Agreement are discussed in Note 5.

As of December 31, 2024, the Fund had the following unfunded commitments to investments:

Investments	Unfunded Commitment
Allworth Financial Group, L.P. Delayed Draw	$3,823,322
Allworth Financial Group, L.P. Revolver	176,678
AmerCareRoyal, LLC Delayed Draw	597,590
AmerCareRoyal, LLC Revolver	62,651
Any Hour LLC Delayed Draw	625,455
Any Hour LLC Revolver	180,087
Apex Service Partners, LLC Delayed Draw	1,537,483
Apex Service Partners, LLC Revolver	31,017
Argano LLC Delayed Draw	695,652
Argano LLC Revolver	115,942
ASP Global Holdings, LLC Delayed Draw	246,353
ASP Global Holdings, LLC Revolver	172,275

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

Investments (continued)	Unfunded Commitment
Aviation Technical Services, Inc. Revolver	$166,667
Axis Portable Air, LLC Delayed Draw	695,160
Axis Portable Air, LLC Revolver	387,997
BCI Burke Holding Corp. Delayed Draw	838,634
Berlin Rosen Acquisition, LLC Revolver	192,155
Big Top Holdings, LLC Revolver	25,000
CARDS Acquisition, Inc. Delayed Draw	1,304,348
CARDS Acquisition, Inc. Revolver	156,087
Carnegie Dartlet, LLC Delayed Draw	60,000
Carnegie Dartlet, LLC Revolver	18,800
Castlelake Consumer Receivables Opportunity III, L.P. Investment Fund	1,113,823
Castlelake Consumer Receivables Opportunity IV, L.P. Investment Fund	1,874,564
Cerity Partners Equity Holding LLC Delayed Draw	1,986,956
Cerity Partners Equity Holding LLC Revolver	410,256
CLP Issuer III, LLC Revolver	39,086
CMG Holding Co, LLC Delayed Draw	1,833,407
CMG Holding Co, LLC Revolver	275,011
CSG Buyer, Inc. Delayed Draw	473,684
CSG Buyer, Inc. Revolver	157,895
Dentive, LLC Revolver	117,844
EvAl Home Health Solutions Intermediate, L.L.C. Revolver	20,000
Everbridge Holdings, LLC Delayed Draw	281,481
Everbridge Holdings, LLC Revolver	185,185
First Legal Buyer, Inc. Delayed Draw	620,463
First Legal Buyer, Inc. Revolver	310,231
GHA Buyer, Inc. Revolver	89,941
Gold Medal Holdings, Inc Delayed Draw	380,711
Hec Purchaser Corp. Revolver	260,417
Heights Financing I Revolver	417,207
Heights Financing II Revolver	1,146,621
Heritage Foodservice Investment, LLC Delayed Draw	1,606,966
Heritage Foodservice Investment, LLC Revolver	200,871
Identity Automation, LP Delayed Draw	212,261
IEQ Capital, LLC Delayed Draw	1,472,727
Iodine Software, LLC Revolver	96,922
KabaFusion Parent LLC Revolver	356,254
Kelso Industries LLC Delayed Draw	1,587,548
Kite Bidco Inc. Delayed Draw	661,257
Klover Receivables SPV I, LLC Revolver	568,981
LeadVenture Inc. Delayed Draw	1,489,655
LeadVenture Inc. Revolver	197,044
Life Science Intermediate Holdings, LLC Delayed Draw	1,211,611

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

Investments (continued)	Unfunded Commitment
Minds Buyer, LLC Revolver	$156,250
Mission Lane Credit Card Master Trust Barclays Revolver	2,330,868
Mission Lane Credit Card Master Trust JPM Revolver	859,780
MKD Electric, LLC Revolver	311,900
Model N, Inc. Delayed Draw	388,601
Model N, Inc. Revolver	207,254
NMI Acquisitionco, Inc. Revolver	110,767
Optimizely North America Inc. Revolver	352,000
Owl Cyber Defense Solutions, LLC Revolver	315,137
PAG Holding Corp. Revolver	313,941
PCS Midco, Inc. Delayed Draw	3,162
PCS Midco, Inc. Revolver	5,156
Pharmalogic Holdings Corp Delayed Draw	1,036,269
PMA Parent Holdings, LLC Revolver	104,500
Point Quest Acquisition, LLC Delayed Draw	847,458
Point Quest Acquisition, LLC Revolver	190,678
PPW Aero Buyer, Inc. Delayed Draw	766,980
RBFD Buyer, LLC Delayed Draw	1,082,544
RBFD Buyer, LLC Revolver	270,636
Recipe Acquisition Corp. Delayed Draw	728,316
Recipe Acquisition Corp. Revolver	222,769
SageBrush Buyer, LLC Revolver	258,621
Salute Mission Critical, LLC Delayed Draw	1,119,167
Salute Mission Critical, LLC Revolver	223,832
Shoreditch No. 1 LP Revolver	2,677,600
Sigma Defense Systems LLC Revolver	25,000
Smartpay SPV LLC Revolver	2,407,444
Sonny's Enterprises, LLC Delayed Draw	138,000
Thrive Buyer, Inc. Revolver	32,374
Tvg Shelby Buyer, Inc. Delayed Draw	833,333
Tvg Shelby Buyer, Inc. Revolver	83,333
Upgrade Warehouse Revolver	1,274,726
USIC Holdings, Inc. Delayed Draw	185,701
USIC Holdings, Inc. Revolver	331,069
Vacation Rental Brands, LLC Delayed Draw	87,061
Vacation Rental Brands, LLC Revolver	143,395
Vensure Employer Services, Inc. Delayed Draw	687,764
Vertex Service Partners, LLC Delayed Draw	1,440,378
VITAL PURCHASER, LLC Revolver	164,000
Worldwide Insurance Network, LLC Delayed Draw	419,810
Total unfunded commitments	$56,903,807

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

10. Capital Share Transactions

The Fund offers four separate classes of shares of beneficial interest designated as Class I Shares, Class D Shares, Class S Shares and Class T Shares. Each class of Shares is subject to different fees and expenses.

The minimum initial investment in Class I Shares by an investor in the Fund is $1.0 million. The minimum initial investment for Class I may be reduced at the Adviser’s discretion. The minimum initial investment in Class D Shares, Class S Shares and Class T Shares by an investor is $25,000. Investors purchasing Class S Shares and Class T Shares may be charged a sales load up to a maximum of 3.50%. Investors purchasing Class I Shares and Class D Shares are not charged a sales load. The Fund accepts initial and additional purchases of Shares daily at the Fund’s then-current NAV per share.

Shareholders may exchange shares from one class to another for an equivalent NAV amount of that share class.

The following table summarizes the Capital Share transactions for the period June 3, 2024 through December 31, 2024:

	For the Period Ended December 31, 2024*
	Shares	Dollar Amounts
Class I
Proceeds from shares issued	16,622,652	$167,654,960
Reinvestment of distributions	127,015	1,279,044
Repurchase of shares	(5,108)	(52,357)
Net increase	16,744,559	$168,881,647
Class D
Proceeds from shares issued	1,000	$10,000
Reinvestment of distributions	41	413
Net increase	1,041	$10,413
Class S
Proceeds from shares issued	1,000	$10,000
Reinvestment of distributions	41	413
Net increase	1,041	$10,413
Class T
Proceeds from shares issued	3,365	$34,125
Reinvestment of distributions	41	409
Net increase	3,406	$34,534

*	The Fund commenced operations on June 3, 2024.

The Fund intends to conduct quarterly offers to repurchase a minimum of 5.00% and up to a maximum of 25.00% of the outstanding Shares at NAV, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed in Note 1). No Shareholder will have the right to require the Fund to repurchase such Shareholder’s Shares or any portion thereof. In the event that Shareholders, in the aggregate, submit for repurchase more than the number of Shares that the Fund will offer to repurchase, the Fund will repurchase the Shares on a pro rata basis, which may result in the Fund not honoring the full amount of a Share repurchase requested by a Shareholder. In connection with any given quarterly repurchase offer, the Fund currently intends to repurchase 5.00% of its outstanding Shares.

11. Dividend Reinvestment Plan

Pursuant to the dividend reinvestment plan (“DRIP”) established by the Fund, each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and dividend distributions will automatically be reinvested in additional Shares unless such Shareholder specifically elects to receive all income and/or capital gain dividends in cash. A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 30 days prior to a distribution, the request will be effective only with respect to distributions after the 30-day period.

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

12. Investment Transactions

For the period June 3, 2024 through December 31, 2024, purchases of investments were $231.4 million. For the period June 3, 2024 through December 31, 2024, total proceeds received from repayments of investments were $20.0 million.

13. Tax Information

The Fund has temporary differences primarily due to timing of the amortization of organizational costs and undistributed tax basis.

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. As of December 31, 2024, the Fund had permanent book to tax differences of $14,310 resulting primarily from nondeductible offering costs. This permanent book to tax difference has been reclassified to paid-in capital and has no effect on the net assets or net asset value per share of the Fund.

For the tax year ended December 31, 2024, the Fund's tax components of distributable earnings (accumulated loss) on a tax basis are as follows:

Undistributed ordinary income	$200,868
Accumulated capital and other losses	(10,225)
Undistributed long-term capital gains	—
Net tax appreciation (depreciation)	87,105
Other temporary difference	(467,425)
Total distributable earnings (accumulated loss)	$(189,677)

The tax character of Subchapter M distributions for the tax year ended December 31, 2024 was as follows:

	Ordinary Income	Long-Term Capital Gains
2024	$5,702,120	$—

For the tax year ended December 31, 2024, the Fund's deferred, on a tax basis, qualified late year losses are as follows:

Ordinary income	$—
Net capital	10,225

As of December 31, 2024, the federal tax cost of investments and unrealized appreciation (depreciation) are as follows:

Gross unrealized appreciation	$87,105
Gross unrealized depreciation	—
Net unrealized appreciation (depreciation) on investments	87,105

Tax cost of investments	$211,603,600

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on partnership investments.

CRDEX LLC did not record a provision for income tax expense for the period June 3, 2024 through December 31, 2024 as the subsidiary did not recognize net investment income or realized and unrealized gains (losses) on investments during the period.

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

13. Tax Information (continued)

In accounting for income taxes, the Fund follows the guidance in ASC 740, Accounting for Uncertainty in Income Taxes (“ASC 740”). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the consolidated financial statements. Management has concluded there were no uncertain tax positions as of December 31, 2024 for federal income tax purposes or in the Fund’s state and local tax jurisdictions. The Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as tax expense in the Consolidated Statement of Operations. For the period June 3, 2024 through December 31, 2024, the Fund did not incur any interest or penalties. The Fund did not have any unrecognized tax benefits as of December 31, 2024.

14. Risk Factors

An investment in the Fund involves material risks, including performance risk, liquidity risk, business and financial risk, risks associated with the use of leverage, valuation risk, tax risk and other risks that should be carefully considered prior to investing and investing should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.

15. Activities Prior to Commencement of Operations

The Fund prepared its seed financial statements for the period from Inception to April 25, 2024. During the period from April 26, 2024 through the Commencement of Operations, the Fund engaged in various activities in preparation for the offering of Shares and incurred further costs in relation to the offering, including various legal expenses and printing costs as disclosed in Note 2.

16. Subsequent Events

On January 2, 2025, the Fund completed a transaction with a private credit fund (“PF”) to acquire substantially all of PF’s net assets (the “Portfolio Acquisition”).

The assets acquired in the transaction consisted of cash, a portfolio of investments in corporate loans, collateralized loan obligations and interests in investment vehicles that invest in debt securities. The liabilities assumed consist of the SSG Holdings SPV Facility (as defined below), as well as unfunded commitments in investments of corporate loans and CLO warehouses of $104.3 million. The Fund issued 56,931,963 of its Class I Shares to PF in exchange for PF’s net assets. On January 2, 2025, subsequent to the Portfolio Acquisition, the Fund had gross assets of $908 million, net assets of $743 million and 73,737,561 Shares outstanding.

The Portfolio Acquisition was accounted for as an asset acquisition under ASC 805-50, Business Combinations-Related Issues (“ASC 805”).

With substantially all PF assets invested in Shares of the Fund, PF effectively became a feeder fund of the Fund following the Portfolio Acquisition and was renamed to CRDEX Equity Partners LLC. As of January 2, 2025, CRDEX Equity Partners LLC held 77% of the outstanding Shares of the Fund. The PF is referenced in the explanatory note to the Fund's Form N-2 registration statement filed with the SEC on January 3, 2025.

On January 2, 2025, as a result of the Portfolio Acquisition, the Fund became the sole member of Great Lakes SSG Holdings LLC (“SSG Holdings SPV”), a wholly-owned and consolidated subsidiary. SSG Holdings SPV is party to a loan and security agreement dated November 6, 2023, that was amended January 2, 2025 with the Bank of Montreal as administrative agent and collateral agent (the “SSG Holdings SPV Facility”). The SSG Holdings SPV Facility, will generally bear interest at a rate per annum equal to 3-Month Term SOFR plus a margin of 2.60%. The SSG Holdings SPV Facility is secured by a first priority security interest in substantially all of the assets of SSG Holdings SPV and a pledge over 100% of the Funds equity interest in SSG Holdings SPV. The SSG Holdings SPV Facility matures on June 21st, 2031, unless sooner terminated in accordance with its terms.

As of January 2, 2025, SSG Holdings SPV had $112.8 million outstanding on the $445.9 million commitment under the SSG Holdings SPV Facility.

On January 17, 2025, the Fund converted Class T shares into Class S shares and ceased offering Class T shares.

On February 3, 2025, the Fund amended the Credit Facility to increase the commitment to $250 million and reduce the Applicable Margin to 2.26%.

StepStone Private Credit Income Fund

Notes to Consolidated Financial Statements (continued)

December 31, 2024

16. Subsequent Events (continued)

On February 7, 2025, the Fund commenced a repurchase offer with a valuation date of March 14, 2025.

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet or may be of such a nature that disclosure will keep the financial statements from being misleading. The Adviser has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s consolidated financial statements or the accompanying notes.

StepStone Private Credit Income Fund

Trustees and Officers (unaudited)

December 31, 2024

The identity of the Trustees and executive officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available, without charge, upon request, by calling the Fund toll-free at (704) 215-4300.

Independent Trustees
Name, Address and Birth Year	Position(s) Held with Registrant	Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex[2]
Terry Prather c/o StepStone Group Private Wealth LLC 128 S Tryon St., Suite 1600 Charlotte, NC 28202 Birth Year: 1955	Trustee	Indefinite Length - Since May 2024	Chief Operating Officer, LIFT Orlando (community development organization) (2016-2023)	4	None
Tracy Schmidt c/o StepStone Group Private Wealth LLC 128 S Tryon St., Suite 1600 Charlotte, NC 28202 Birth Year: 1957	Trustee	Indefinite Length - Since Inception	Founder, Morning Star Advisory, LLC (consulting and advisory services) (Since 2018)	4	None
Ron Sturzenegger c/o StepStone Group Private Wealth LLC 128 S Tryon St., Suite 1600 Charlotte, NC 28202 Birth Year: 1960	Trustee	Indefinite Length - Since Inception	None	4	Director, KBS Real Estate Investment Trust II, Inc. and KBS Real Estate Investment Trust III, Inc. (Since 2019)

Independent Trustees
Name, Address and Birth Year	Position(s) Held with Registrant	Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex[2]
Tom Sittema c/o StepStone Group Private Wealth LLC 128 S Tryon St., Suite 1600 Charlotte, NC 28202 Birth Year: 1958	Chairperson of the Board of Trustees	Indefinite Length – Since Inception	Executive Chairman, StepStone Group Private Wealth LLC (Since 2020)	4	None
Bob Long c/o StepStone Group Private Wealth LLC 128 S Tryon St., Suite 1600 Charlotte, NC 28202 Birth Year: 1962	Trustee	Indefinite Length – Since Inception	CEO, StepStone Group Private Wealth LLC (Since 2019)	4	None

StepStone Private Credit Income Fund

Trustees and Officers (unaudited) (continued)

December 31, 2024

Executive Officers
Name, Address and Birth Year	Position(s) Held with Registrant	Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Bob Long c/o StepStone Group Private Wealth LLC 128 S Tryon St., Suite 1600 Charlotte, NC 28202 Birth Year: 1962	President and Principal Executive Officer	Indefinite Length - Since Inception	See above
Kimberly Zeitvogel c/o StepStone Group Private Wealth LLC 128 S Tryon St., Suite 1600 Charlotte, NC 28202 Birth Year: 1971	Treasurer and Principal Financial Officer	Indefinite Length – Since Inception	Partner, StepStone Group Private Wealth LLC (Since 2020); Vice President of Finance, Millennium Advisors, LLC (2018 – 2020)
Tim Smith c/o StepStone Group Private Wealth LLC 128 S Tryon St., Suite 1600 Charlotte, NC 28202 Birth Year: 1968	Vice President	Indefinite Length – Since Inception	CFO and COO, StepStone Group Private Wealth LLC (Since 2019); President, Carolon Capital (Since 2013)
Dean Caruvana c/o StepStone Group Private Wealth LLC 128 S Tryon St., Suite 1600 Charlotte, NC 28202 Birth Year: 1988	Chief Compliance Officer	Indefinite Length — Since Inception	General Counsel, StepStone Group Private Wealth LLC (Since 2023); Principal, Blue Owl Capital (2022-2023); Vice President, BlackRock (2018-2022)

[1]	Each Trustee or Officer serves an indefinite term, until his or her successor is elected.
[2]	This includes any directorships at public companies and registered investment companies held by the Trustee over the past five years.

StepStone Private Credit Income Fund

Other Information

December 31, 2024 (unaudited)

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (704) 215-4300 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (877) 772-7724 or by accessing the Fund’s Form N-PX on the SEC’s website at sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at sec.gov. or without charge and upon request by calling the Fund at (704) 215-4300.

StepStone Private Credit Income Fund

Privacy Notice (unaudited)

December 31, 2024

Policy Statement:

The Board has approved the following policies and procedures (the “Data Privacy Policy”) with respect to nonpublic personal information about its customers.

The Fund collects nonpublic personal information about its customers1 from the following sources:

•	account applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•	account history, including information about the transactions and balances in a customer’s account; and

•	correspondence, written, or telephonic, between a customer and the Fund or service providers to the Fund.

In addition, the Fund may obtain consumer information about its customers from consumer reports.

The Fund will not release nonpublic personal or consumer information about its customers or their accounts unless one of the following conditions is met:

•	Prior written consent is received;

•	The Fund believes the recipient to be the customer of the Fund or such Fund customer’s authorized representative; or

•	The Fund is required by law to release information to the recipient.

The Fund does not give or sell nonpublic personal or consumer information about its customers or their fund accounts to any other company, individual, or group.

The Fund will only use nonpublic personal or consumer information about its customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Fund restricts access to nonpublic personal and consumer information about customers to those employees who need to know that information in order to provide products or services. The Fund may also share personal information with companies that it hires to provide support services. When the Fund or its Transfer Agent shares nonpublic personal or consumer information with other service providers, it protects that information with a strict confidentiality agreement. The Fund also maintains reasonable physical, electronic and procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of customers’ nonpublic personal and consumer information.

The Fund will adhere to the policies and procedures described in this notice for current and former shareholders of the Fund.

II. Physical, Electronic and Procedural Safeguards

The following includes a list of the primary physical, electronic and procedural safeguards employed by the Transfer Agent to ensure against unauthorized access and proper disposal of customers’ nonpublic personal and consumer information.

•	The Fund shall distribute a Data Privacy Policy to shareholder as an appendix to the Prospectus and annually through the Fund’s annual report to shareholders to ensure compliance with shareholder notification requirements mandated by Regulation S-P.

•	Should a change in this Data Privacy Policy occur, the Principal Underwriter or Transfer Agent will provide existing customers of the Fund with the updated version of the Data Privacy Policy.

•	The Transfer Agent shall maintain policies and procedures to oversee the adequacy of security measures used by any non-affiliated third-parties that do business with the Transfer Agent and to ensure such measures are compliant with the requirements under Regulation S-P. Appropriate confidentiality language must exist in the contractual arrangements with each of these relationships.

•	The Transfer Agent, the Administrator, the Fund Accounting Agent, the Principal Underwriter, and Investment Adviser shall maintain procedures related to the security of nonpublic personal information and consumer information (including physical, electronic and procedural safeguards) and proper disposal of such information.

•	Any data privacy related questions, concerns or breaches will be brought to the attention of the Fund’s CCO.

StepStone Private Credit Income Fund

Privacy Notice (unaudited) (continued)

December 31, 2024

Procedures:

1.	The Fund’s CCO will continually monitor applicable regulations that may cause policies of the Fund and/or its service providers subject to the requirements of Regulation S-P to change.

2.	Annually, the Fund’s CCO will review any independent reviews applicable to data security at the Fund’s service providers who have access to or otherwise obtain nonpublic personal information in fulfilling their obligations to the Fund.

3.	Annually, the Fund’s CCO will inquire and review, where applicable, any related data privacy issues reported by the Fund’s service providers who have access to or otherwise obtain nonpublic personal information in fulfilling their obligations to the Fund.

1For purposes of this Data Privacy Policy, the terms "customer" or "customers" includes both shareholders of the Fund and individuals who provide nonpublic personal information to the Fund, but do not invest in Fund shares.

Investment Adviser and Administrator

StepStone Group Private Wealth LLC

128 S Tryon St., Suite 1600

Charlotte, North Carolina 28202

www.stepstonepw.com

Investment Sub-Adviser

StepStone Group Private Debt LLC

277 Park Avenue 44th Floor

New York, New York 10172

Investment Sub-Subadviser

StepStone Group Europe

Alternative Investments Limited

Newmount House, 22-24

Lower Mount Street

Dublin 2, Ireland

Custodian

UMB Bank, N.A.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Sub-Administrator, Transfer Agent and Sub-Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212-3949

Phone: (414) 299-2200

Distributor

Distribution Services, LLC

235 W. Galena Street

Milwaukee, Wisconsin 53212-3949

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, New York 10001

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

(a) StepStone Private Credit Income Fund (the “Fund” or the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b) Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d) The Registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e) Not applicable.

(f) The Registrant’s code of ethics is attached as Exhibit (a)(1) to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Mr. Tracy Schmidt who is independent as defined in Form N-CSR Item 3 (a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for the period ended December 31, 2024 (the Registrant’s first period of operations) for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each year or period are $187,500.

Audit-Related Fees

(b) The aggregate fees billed for the period ended December 31, 2024 (the Registrant’s first period of operations) for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $13,675. Audit-related fees principally include fees associated with reviewing and providing comments on semi-annual reports and issuing consents.

Tax Fees

(c) The aggregate fees billed for the period ended December 31, 2024 (the Registrant’s first period of operations) for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are $75,560. Tax-related fees principally include fees associated with the preparation of taxable income calculations and federal income tax forms.

All Other Fees

(d) The aggregate fees billed for the period ended December 31, 2024 (the Registrant’s first period of operations) for products and services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item are $0.

(e)(1) During its regularly scheduled periodic meetings, the Registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant.

The audit committee may, from time to time, delegate to one or more of its members who are “independent trustees” (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) pre-approval authority for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees that are pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: (i) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the Registrant to its principal accountant during the fiscal year in which services are provided; (ii) such services were not recognized by the Registrant at the time of engagement as non-audit services; and (iii) such services are promptly brought to the attention of the audit committee of the Registrant, approved prior to the completion of the audit, and approved based upon a determination that the service is eligible for waiver.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable.

(c) 0%

(d) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the period ended December 31, 2024 (the Registrant’s first period of operations) were $1.5 million.

(h) The Registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were rendered.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Shareholders filed under Item 1(a) of this Form.

(b) Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund’s investment adviser, StepStone Group Private Wealth LLC (the “Adviser”), has delegated proxy voting responsibility to StepStone Group Private Debt LLC (the “Sub-Adviser”). The Sub-Adviser’s exercise of this delegated proxy voting authority on behalf of the Fund is subject to the oversight of the Adviser.

The policies and procedures used by the Sub-Adviser to determine how to vote proxies relating to portfolio securities is set forth below:

PROXY VOTING POLICY

Pursuant to Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940 (the “Advisers Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (A) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (B) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (C) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Voting Proxies

The Sub-Adviser is responsible for voting proxies on behalf of the Fund. The Sub-Adviser must vote proxies in a way that is consistent with the Sub-Adviser’s fiduciary duty to the Fund, and any investment policy of the Fund and maintain records of proxies voted, together with a brief explanation why votes were cast in a particular way.

The Sub-Adviser, as a matter of policy and as a fiduciary to the Fund, has responsibility for voting proxies for portfolio securities consistent with the best economic interest of the Fund. The Sub-Adviser’s policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as make information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

The Sub-Adviser has adopted the following procedures to implement the Sub-Adviser’s policy in regard to the Fund.

Voting Procedures

All investment professionals will forward any proxy materials received on behalf of the Fund to the Sub-Adviser’s Chief Compliance Officer, as applicable.

The Sub-Adviser’s Chief Compliance Officer, as applicable, will verify the Fund holds the security to which the proxy relates.

Absent material conflicts, the investment professionals responsible for the investment to which the proxy materials relate, in consultation with Sub-Adviser’s Chief Compliance Officer will determine how the Sub-Adviser should vote the proxy in accordance with applicable voting guidelines, complete the proxy, and vote the proxy in a timely and appropriate manner.

Voting Guidelines

The Sub-Adviser will vote proxies in the best interests of the Fund. The Sub-Adviser’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client or as documented in the file by the Sub-Adviser’s Chief Compliance Officer, as applicable. Clients of the Sub-Adviser, outside of the Fund, are permitted to place reasonable restrictions on the Sub-Adviser’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

The Sub-Adviser will generally vote in favor of routine corporate housekeeping proposals such as to change capitalization (e.g., increase the authorized number of common or preferred shares of stock (to the extent there are not disproportionate voting rights per preferred share)), the election of directors, setting the time and place of the annual meeting, change of fiscal year, change of name, and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services.

In the case of non-routine matters, voting decisions will generally be made in support of management, unless it is believed that such recommendation is not in the best interests of the Fund. On a case-by-case basis, the Sub-Adviser will decide non-routine matters, taking into account the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices. These matters include, but are not limited to, change of domicile, change in preemptive rights or cumulative voting rights, compensation plans, investment restrictions for social policy goals, precatory proposals, classification of the board of directors, poison pill proposals or amendments, recapitalizations, and super-majority voting.

The Sub-Adviser will abstain from voting if it is determined to be in the best interests of the Fund. In making such a determination, various factors will be considered, including, but not limited to, the costs associated with exercising the proxy (e.g., travel or translation costs) and any legal restrictions on trading resulting from the exercise of the proxy. In consultation with the Sub-Adviser’s Chief Compliance Officer, as applicable, the Sub-Adviser may also consider any special regulatory implications applicable to the client or the Sub-Adviser resulting from the exercise of the proxy.

Conflicts of Interest

The Sub-Adviser will identify any conflicts that exist between the interests of the Sub-Adviser and the client by reviewing the relationship of the Sub-Adviser with the issuer of each security to determine if the Sub-Adviser or any of its employees has any financial, business or personal relationship with the issuer.

If a material conflict of interest exists, the Sub-Adviser’s Chief Compliance Officer, as applicable, will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

The Sub-Adviser will maintain a record of the resolution of any conflict of interest.

Recordkeeping

The Sub-Adviser’s Chief Compliance Officer, as applicable, shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

●	These policies and procedures and any amendments.

●	Each proxy statement that the Sub-Adviser receives.

●	A record of each vote that the Sub-Adviser casts.

●	Any document the Sub-Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the Sub-Adviser’s Chief Compliance Officer or proxy committee, if applicable.

●	A copy of each written request from the Board for information on how the Sub-Adviser voted the Fund’s proxies, and a copy of any written response.

Private Markets Investments

Investments in private assets are often subject to contractual agreements among the investors in the fund or company. If the Sub-Adviser has the authority to vote with respect to the interests, it will exercise its rights in accord with its contractual obligations and, if its vote is not constrained by contract, the Sub-Adviser will determine how to vote based on the principles described above. Records relating to the vote will be kept for the five-year retention period.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Fund Management

The following provides biographical information about the individuals who are primarily responsible for the day-to-day management of the Registrant’s portfolio (each a “Portfolio Manager”) as of the date of this filing:

Gary Gipkhin

Gary Gipkhin is a director and member of the private debt investment team at StepStone Group. Prior to joining StepStone Group, Mr. Gipkhin worked in investment banking at SunTrust Robinson Humphrey, where he originated and executed a variety of M&A, debt and equity transactions for clients in the industrials space. Mr. Gipkhin received his BS in finance and accounting from the Kelley School of Business at Indiana University.

Ariel Goldblatt

Ariel Goldblatt is a partner and member of the private debt team at StepStone Group. Prior to joining StepStone Group in April 2019, Ms. Goldblatt was a director of business development at CNBC, Inc., where she led business development and M&A activity. Prior to that, Ms. Goldblatt was a senior analyst at Eachwin Capital, L.P. an institutionally oriented investment management firm, from February 2013 to February 2017. Before that she worked in private equity, private credit and investment banking at Apax Partners LLP, Crescent Capital Group L.P. and Merrill Lynch & Co. Ms. Goldblatt received her MBA from The Wharton School, University of Pennsylvania and her BS in finance from the Schreyer Honors College, Pennsylvania State University.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by the Portfolio Managers

(As of December 31, 2024)

	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee: (in billions)			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based: (in billions)
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Gary Gipkhin	Zero accounts	Zero accounts	One account, $1.2B	Zero accounts	Zero accounts	Zero accounts
Ariel Goldblatt	Zero accounts	Zero accounts	Two accounts, $1.3B	One account, $0.9B	Zero accounts	Zero accounts

Conflicts of Interest

A potential conflict of interest may arise as a result of a Portfolio Manager’s provision of advisory services to other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high-net-worth individuals) (“Other Accounts”). The Sub-Adviser may receive fees from Other Accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the Portfolio Managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.

The Sub-Adviser has implemented procedures that are designed to ensure that investment opportunities are allocated in a manner that: (i) treats all of its clients fairly and equitably over time; (ii) prevents conflicts regarding allocation of investment opportunities among its clients; and (iii) complies with applicable regulatory requirements. For example, the Sub-Adviser uses an allocation methodology designed to allocate all investments ratably based on a defined allocation procedure. Notwithstanding the foregoing, an aggregated investment may be allocated on a different basis under certain circumstances depending on factors which include, but are not limited to, available cash, liquidity requirements, risk parameters and legal and/or regulatory requirements.

The Sub-Adviser and its investment personnel, including a Portfolio Manager, may hold investments in Other Accounts. This may create an incentive for the Sub-Adviser and its investment personnel to take investment actions based on those investment interests which might diverge, in some cases, from the interests of other clients or favor or disfavor certain funds over other funds. Any potential conflict that arises from these circumstances is mitigated by several factors, including: (i) the fact that the Sub-Adviser’s investment process is designed to achieve long-term capital appreciation as opposed to short-term profits and (ii) the fact that the allocation process is controlled by finance and compliance personnel for the Sub-Adviser.

(a)(3) Compensation Structure of Portfolio Managers

The Sub-Adviser’s philosophy on compensation is to provide senior professionals incentives that are tied to both short-term and long-term performance of the Sub-Adviser. All investment professionals are salaried. Further, all investment professionals are eligible for a short-term incentive bonus each year that is discretionary and based upon the professional’s performance, as well as the performance of the business.

As of December 31, 2024, compensation for the Portfolio Managers includes, a salary, a discretionary bonus and certain retirement benefits from the Sub-Adviser. Additionally, each Portfolio Manager has an equity interest in the Sub-Adviser and indirectly benefits from the success of the Fund based on his or her ownership interest.

(a)(4) Disclosure of Securities Ownership

The Fund is required to show the dollar amount range of each of Mr. Gipkhin’s and Ms. Goldblatt’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges to be disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As of December 31, 2024, Mr. Gipkhin and Ms. Goldblatt did not beneficially own shares of the Fund.

(b) Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

No purchases were made during the reporting period by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's board of trustees during the period covered by this report.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF THE SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a) Not applicable.

(b) Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a) Not applicable.

(b) Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	StepStone Private Credit Income Fund

By (Signature and Title)*	/s/ Robert W. Long
Robert W. Long, President
(Principal Executive Officer)

Date	March 10, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*
/s/ Robert W. Long
Robert W. Long, President
(Principal Executive Officer)

Date	March 10, 2025

By (Signature and Title)*
/s/ Kimberly S. Zeitvogel
Kimberly S. Zeitvogel, Treasurer
(Principal Financial Officer)

Date	March 10, 2025

*	Print the name and title of each signing officer under his or her signature.